Exhibit 10.3
                               SECURITY AGREEMENT

                  This SECURITY AGREEMENT ("Agreement"), dated as of August 31, 2000 is made between each entity set forth on the signature pages hereto as a grantor (each such entity and each entity which hereafter executes and delivers a Borrower Joinder in substantially the form of Exhibit E to the Credit Agreement or a Subsidiary Joinder in substantially the form of Attachment 1 to the Guaranty (as defined below) to be referred to herein as a "Grantor", and collectively as, the "Grantors") and BARCLAYS BANK PLC ("Bank").

                                    RECITALS

         A. Bank is entering into a Credit Agreement, dated as of August 31, 2000 (such agreement, as it may hereafter be amended or modified, the "Credit Agreement" with Chadmoore Wireless Group, Inc. ("Chadmoore") and a Guaranty of even date herewith with the subsidiaries of Chadmoore (collectively, the "Subsidiaries").

         B. It is a condition precedent to the extension of credit by Bank under the Credit Agreement that each Grantor shall have executed and delivered this Agreement and shall have granted a security interest in all of its assets to Bank in accordance herewith.

         C. Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein.

                                    AGREEMENT

                  NOW, THEREFORE, in order to induce Bank to enter into the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, each Grantor hereby represents, warrants, covenants, agrees and grants as follows:

         1. Definitions. Unless the context otherwise requires, terms defined in the Uniform Commercial Code of the State of New York (the "Uniform Commercial Code") and not otherwise defined in this Agreement or in the Credit Agreement shall have the meanings defined for those terms in the Uniform Commercial Code. In addition, the following terms shall have the meanings respectively set forth after each:

                  "Certificates" means all certificates, instruments and other documents now or hereafter representing or evidencing any Pledged Securities or Pledged Limited Liability Company Interests.

                  "Closing Date" shall mean the date of this Agreement.

                  "Collateral" means and includes all present and future right, title, interest, claims and demands of each Grantor in or to any personal property or assets whatsoever, whether now


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owned or existing or hereafter arising or acquired and wheresoever located, and all hereafter arising or acquired and wheresoever located, and all rights and powers of such Grantor to transfer any interest in or to any personal property or assets whatsoever, including without limitation, any and all of the following personal property:

         (a) All present and future acounts, accounts receivable, agreements, guaranties, contracts (including without limitation management agreements, leases, contract rights and rights to payment (collectively, the "Accounts"), together with all instruments, documents, chattel paper, security agreements, guaranties, undertakings, surety bonds, insurance policies, notes and drafts, and all forms of obligations owing to such Grantor or to which such Grantor may have an interest, however created or arising;

         (b) All present and future general intangibles, including without limitation, (i) each FCC License and each Other Authorization described on Schedules 1.01(a)(1), 1.01(a)(2) and 1.01(a)(3) of the Nextel Agreement and including without limitation, all of such Grantor's rights under or relating to any FCC License or any Other Authorization and the proceeds of any FCC License or Other Authorization; provided, however, that the Collateral does not include at any time any FCC License to the extent, but only to the extent, that such Grantor is prohibited at that time from granting a security interest therein pursuant to the Communications Act and the FCC Rules, but includes, to the maximum extent permitted by law, all of such Grantor's proprietary rights vis-a-vis third parties under or relating to any FCC License and the rights to receive all proceeds derived from or in connection with the sale, assignment or transfer of such FCC License, (ii) all tax refunds of every kind and nature to which such Grantor now or hereafter may become entitled, however arising, (iii) all other refunds, (iv) all commitments to extend financing to such Grantor, (v) all deposits, (vi) all goodwill, (vii) all choses in action, (viii) all insurance proceeds, and (ix) all trade secrets, computer programs, software, customer lists, trademarks, trade names, patents, licenses, copyrights, tecnology, processes and proprietary information, including without limitation, the Copyrights, the Patents and the Marks and the goodwill of such Grantor's business connected with and symbolized by the Marks;

         (c) All present and future demand, time, savings, passbook, deposit and like accounts (general or special) (collectively, the "Deposit Accounts") in which such Grantor has any interest which is maintained with any bank, savings and loan association, credit union or like organization and all money, cash and cash equivalents of such Grantor, whether or not deposited in any Deposit Account;

         (d) All present and future books and records, including without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to such Grantor, all receptacles and containers for such records, and all files and correspondence;

         (e) All present and future goods, including without limitation, all equipment, machinery, audio and/or video recording equipment, transmitting towers, transmitters, broadcasting equipment, videotapes, audio tapes, DAT tapes and other recorded media, tools, molds, dies, furniture, furnishings, fixtures, trade fixtures and all other goods used in connection with or in


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

the conduct of such Grantor's business, including without limitation, all goods as defined in Section 9101(2) of the Uniform Commercial Code (collectively, the "Equipment");

         (f) All present and future inventory and merchandise, including without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all recorded media, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts and documents of title relating to any of the foregoing (collectively, the "Inventory");

         (g) All present and future stocks, bonds, debentures, certificated and uncertificated securities, security entitlements, subscription rights, options, warrants, puts, calls, certificates, security accounts, commodity accounts, commodity contracts, partnership interests, limited liability compnay interests, joint venture interests and investment and/or brokerage accounts, and all other investment properties, including without limitation, the Certificates, the Pledged Securities, the Pledged Partnership Interests, the Pledged Limited Liability Company Interests and all rights, preferences, privileges, dividends, distributions (in cash or in kind), redemption payments or liquidation payments with respect thereto;

         (h) All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

         (i) All other tangible and intangible personal property of such Grantor;

         (j) All rights, remedies, powers and/or privileges of such Grantor with respect to any of the foregoing; and

         () Any and all proceeds and products of the foregoing, including without limitation, all money, accounts, general intangibles, deposit accounts, documents, instruments, chattel paper, goods, insurance proceeds and any other tangible or intangible property received upon the sale or disposition of any of the foregoing.

                  "Communications Act" has the meaning given to that term in the Credit Agreement.

                  "Copyright" means all:

(a) Copyrights, whether or not published or registered under the Copyright Act of 1976, 17 U.S.C. Section 101 et seq., as the same shall be amended from time to time and any predecessor or successor statute thereto (the "Copyright Act"), and applications for registration of copyrights, and all works of authorship and other intellectual property rights therein, including without limitation, copyrights for computer programs, source code and object code databases and related materials and documentation, and (i) all renewals, revisions, derivative works,

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

enhancements, modifications, updates, new releases and other revisions thereof,
(ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringemens thereof and (iv) all of such Grantor's rights corresponding thereto throughout the world;

         (b) Rights under or interests in any copyright license agreements with any other party, whether Grantors are a licensee or licensor under any such license agreement and the right to use the foregoing in connnection with the enforcement of the Bank's rights under the Operative Documents; and

         (c) Copyrightable materials now or hereafter owned by such Grantor, including without limitation, all tangible property embodying the copyright described in clause (a) hereof or such copyrightable materials, and all tangible property covered by the licenses described in clause (b) hereof.

                  "Disclosure Schedule"has the meaning given to that term in the Credit Agreement.

                  "FCC" has the meaning given to that term in the Credit Agreement.

                  "FCC License" has the meaning given to that term in the Credit Agreement.

                  "FCC Rules" has the meaning given to that term in the Credit Agreement.

                  "Governmental Authority" has the meaning given to that term in the Credit Agreement.

                  "Guaranty" has the meaning given to that term in the Credit Agreement.

                  "Issuer Acknowledgement" has the meaning given to that term in
Section 3(b) of this Agreement.

                  "Liens" has the meaning given to that term in the Credit Agreement.

                  "Limited Liability Company Interests" means the entire limited liability company interest at any time owned by the Grantors in any Pledged Entity.

                  "Loans" has the meaning given to that term in the Credit Agreement.

                  "Marks" means all (a) trademarks, trademark registrations, interest under trademark license agreements, trade names, trademark applications, service marks, business names, trade styles, designs, logos and other source or business identifiers for which registrations have been issued or applied for in the United States Patent and Trademark Office or in any other office or with any other official anywhere in the world or which are used in the United States or


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

any state, territory or possession thereof, or in any other place, nation or jurisdicion anywhere in the world, (b) licenses pertaining to any such mark whether such Grantor is licensor or licensee, (c) all income, royalties, damages and payments for past, present or future infringements thereof, (d) rights to sue for past, present and future infringements thereof, (e) rights corresponding thereto throughout the world, (f) all product specification documents and production and quality control manuals used in the manufacture of products sold under or in connection with such marks, (g) all documents that reveal the name and address of all sources of supply of, and all terms of purchase and delivery for, all materials and components used in the production of products sold under or in connection with such marks, (h) all documents constituting or concerning the then current or proposed advertising and promotion by such Grantor, their subsidiaries or licensees of products sold under or in connection with such marks, including without limitation, all documents that reveal the media used or to be used and the cost for all such advertising conducted within the described period or planned for such products and (i) renewals and proceeds of any of the foregoing.

                  "Material Adverse Effect" has the meaning given to that term in the Credit Agreement.

                  "Obligations" has the meaning given to that term in the Credit Agreement.

                  "Operative Documents" has the meaning given to that term in the Credit Agreement.

                  "Other Authorization" has the meaning given to that term in the Credit Agreement.

                  "Patents" means all (a) letters patent, design patents, utility patents, inventions and trade secrets, all patents and patent applications in the United States Patent and Trademark Office, and interests under patent license agreements, including without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether such Grantor is licensor or licensee, (c) income, royalties, damges and payments now and hereafter due and /or payable under and with respect thereto, including without limitation, damages and payments for past, present or future infringements, (d) rights to sue for past, present and future infringements thereof, (e) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issud or applied for and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing.

                  "Permitted Liens" has the meaning given to that term in the Credit Agreement.

                  "Person" has the meaning given to that term in the Credit Agreement.

                  "Partnership Interests" means the entire partnership interest at any time owned by the Grantors in any Pledged Partnership Entity.


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

                  "Pledge Notice" shall have the meaning ascribed to it in
Section 3(b) of this Agreement.

                  "Pledged Collateral" means the Certificates, the Pledged Securities, the Pledged Partnership Interests and the Pledged Limited Liability Company Interests.

                  "Pledged Entity" means each limited liability company set forth in Schedule 1 attached hereto, together with any other limited liability company in which any Grantor may have an interest at any time.

                  "Pledged Limited Liability Company Interests" means all limited liability company interests held by each Grantor, including, but not limited to those limited liability company interests set forth in Schedule 1 attached hereto, as such Schedule may be supplemented from time to time in accordance with the terms of this Agreement and all capital, limited liability company assets, dividends, cash, instruments and other properties from time to time received, to be received or otherwise distributed in respect of or in exchange for any or all of such interests and all certificates and instruments representing or evidencing such other property received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

                  "Pledged Partnership Entity" means each partnership interest set forth in Schedule 1 attached hereto, together with any other partnership interest in which any Grantor may have an interest at any time.

                  "Pledged Partnership Interests" means all interests in any partnership or joint venture held by each Grantor, including, but not limited to those partnership interests set forth in Schedule 1 attached hereto, as such Schedule may be supplemented from time to time in accordance with the terms of this Agreement, and all dividends, cash, instruments and other properties from time to time received, to be received or otherwise distributed in respect of or in exchange for any or all of such interests.

                  "Pledged Securities" means all shares of capital stock of each issuer in which each Grantor has an interest, including, but not limited to those shares of capital stock set forth in Schedule 1 attached hereto, as such Schedule may be supplemented from time to time in accordance with the terms of this Agreement, and all dividends, cash, instruments and other properties from time to time received, to be received or otherwise distributed in respect of or in exchange for any or all of such shares.

                  "Term" has the meaning given to that term in the Credit Agreement.

         2. Creation of Security Interest. Each Grantor, in order to secure the Obligations, does hereby grant and pledge to Bank to the extent permitted by law a security interest in and to, all right, title and interest of such Grantor in and to all presently existing and hereafter acquired Collateral. The security interest and pledge created by this Section 2 shall continue in effect so long as any Obligation remains outstanding or Bank has any obligation to make Loans under the


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

Credit Agreement. Notwithstanding the foregoing provisions of this Section 2, such grant of a security interest shall not extend to, and the term "Collateral" shall not include, any general intangibles of the Grantors to the extent that (but only to the extent that) (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the foregoing grant of a security interest shall extend to, and the term "Collateral" shall include, (A) any general intangible which is in the nature of an account receivable or a right to the payment of money or a proceed of, or otherwise related to the enforcement or collection of, any account receivable or right to the payment of money, or goods which are the subject of any account receivable or right to the payment of money, (B) any and all proceeds of any general intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor or other applicable party's consent with respect to any such otherwise excluded general intangibles, such general intangibles as well as any and all proceeds thereof that might have theretofor have been excluded from such grant of a security interest and the term "Collateral".

         3. Delivery of Pledged Collateral.

         (a) With respect to each Certificate on (i) the Closing Date and (ii) the day on which such Certificate shall be received or acquired by a Grantor (with respect to any Certificate received or acquired after the Closing Date that is not delivered to Senior Lender), and (iii) the day on which any such Certificate is delivered to Senior Lender, Grantor shall deliver to Bank a letter, countersigned by Senior Lender, in the form set forth in Exhibit A-1A attached hereto (the "Pledge Letter") or, if Senior Lender does not have possession of such Certificates, Grantor shall deliver to Bank the Certificates, accompanied by instruments of transfer in blank, in form and substance reasonably satisfactory to Bank.

         (b) With respect to each uncertificated Limited Liability Company Interest and each uncertificated Partnership Interest, on (i) the Closing Date (with respect to such Limited Liability Company Interests and such Partnership Interests existing on such date) and (ii) the day on which any such Limited Liability Company Interest and any such Partnership Interest shall be acquired by a Grantor (with respect to such Limited Liability Company Interests and such Partnership Interests acquired after the Closing Date), a notice in the form set forth in Exhibit A-1 attached hereto (the "Pledge Notice") shall be appropriately completed and delivered to each Pledged Entity and each Pledged Partnership Entity, notifying each Pledged Entity and each Pledged Partnership Entity of the existence of this Agreement, a certified copy of this Agreement shall be delivered by the Grantor to the relevant Pledged Entity and relevant Pledged Partnership Entity, and such Grantor shall have received and delivered to Bank a copy of such Pledge Notice, along with an acknowledgment in the form set forth in Exhibit A-2 attached hereto (the "Issuer Acknowledgment"), duly executed by the relevant Pledged Entity.




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

         (c) Subject to receipt of any and all necessary prior approvals required under the Communications Act and the FCC Rules, Bank shall have the right, upon the occurrence and during the continuance of an Event of Default, without notice to any of the Grantors, in connection with a commercially reasonable foreclosure sale, to transfer to, or to direct the applicable Grantor or any nominee of such Grantor to register or cause to be registered in the name of, Bank or any of its nominees any or all of the Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests. In addition, Bank shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

         4. Further Assurances.

         (a) At any time and from time to time at the reasonable written request of Bank, each Grantor shall execute and deliver to Bank, at such Grantor's expense, all such financing statements and other instruments, certificates and documents (including notices to financial institutions holding deposit accounts of any Grantor as to the security interest granted hereby) in form and substance reasonably satisfactory to Bank, and perform all such other acts as shall be necessary or reasonably desirable to fully perfect or protect or maintain, when filed, recorded, delivered or performed, Bank's security interests granted pursuant to this Agreement or to enable Bank to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall: (i) at the request of the Bank, mark conspicuously each document included in the Inventory and each other contract relating to the Accounts, and all chattel paper, instruments and other documents and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Bank, indicating that such document, contract, chattel paper, instrument or Collateral is subject to the security interest granted hereby, (ii) at the request of Bank, if any Account or contract or other writing relating thereto shall be evidenced by a promissory note or other instrument, deliver and pledge to the Bank, such note or other instrument duly endorsed and accompanied by duly executed undated instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Bank;
(iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Bank may reasonably request, in order to perfect and preserve, with the required priority, the security interests granted, or purported to be granted hereby, (iv) upon any Grantor's registration or application of any copyright under the Copyright Act, execute and deliver immediately to Bank for recordation and filing in the United States Copyright Office a Grant of Security Interest, in the form of Exhibit B attached hereto, (v) upon any Grantor's registration or application of any Patent or Mark, execute and deliver immediately to Bank for recordation and filing in the United States Patent and Trademark Office a Grant of Security Interest, in the form of Exhibit B attached hereto, and (vi) with respect to any license or agreement in which any Grantor now has or hereafter acquires an interest which by its terms prohibits assignment, such Grantor will use its best efforts to procure the consent of the counterpart party thereto.

         (b) At any time and from time to time, Bank shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such


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

further financing statements, documents and instruments, relative to the Collateral or any part thereof in each instance, and to take all such other actions as Bank may reasonably deem appropriate to perfect and to maintain perfected the security interests granted herein.

         (c) Each Grantor hereby authorizes Bank to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         (d) With respect to any Collateral consisting of securities, instruments, partnership or joint venture interests, limited liability company interests, or the like, each Grantor hereby consents and agrees that, upon the occurrence and during the continuance of an Event of Default, subject to receipt of any and all necessary prior approvals required under the Communications Act and the FCC Rules, the issuers of, or obligors on, any such Collateral, or any registrar or transfer agent or trustee for any such Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of Bank to effect any transfer or exercise any right hereunder or with respect to any such Collateral subject to the terms hereof, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

         5. Voting Rights; Dividends; etc. Subject to receipt of any and all necessary prior approvals required under the Communications Act and the FCC Rules, so long as no Event of Default shall have occurred and be continuing:

         (a) Voting Rights. Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to its Pledged Securities, its Pledged Partnership Interests and its Pledged Limited Liability Company Interests, or any part thereof, for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement or the other Operative Documents; provided, however, that each Grantor shall not exercise, or shall refrain from exercising, any such right if it would result in a Default.

         (b) Dividend and Distribution Rights. Subject to the terms of the Credit Agreement, each Grantor shall be entitled to receive and to retain and use any and all dividends or distributions paid in respect of its Pledged Securities, its Pledged Partnership Interests or its Pledged Limited Liability Company Interests; provided, however, that any and all:

             (i) non-cash dividends or distributions in the form of capital stock, certificated limited liability company interests, instruments or other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Securities, Pledged Partnership Interests, Pledged Limited Liability Company Interests,

             (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company


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

Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

             (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests,

         shall, except as otherwise provided for in the Credit Agreement or the other Operative Documents, forthwith be delivered to Bank, in the case of (i) above, to be held as Collateral and shall, if received by such Grantor, be received in trust for the benefit of Bank, be segregated from the other property of such Grantor and forthwith be delivered to Bank as Collateral in the same form as so received (with any necessary endorsements), and in the case of (ii) and (iii) above, to be applied to the Obligations to the extent permitted by the Credit Agreement or otherwise to be held as Collateral.

         6. Rights as to Pledged Collateral During Event of Default. When an Event of Default has occurred and is continuing, subject to receipt of any and all necessary prior approvals required under the Communications Act and the FCC
Rules:

         (a) Voting, Dividend and Distribution Rights. At the option of Bank, all rights of each Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5(a) above, and to receive the dividends and distributions which it would otherwise be authorized to receive and retain pursuant to Section 5(b) above, shall cease, and all such rights shall thereupon become vested in Bank who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and to hold as Pledged Collateral such dividends and distributions during the continuance of such Event of Default.

         (b) Dividends and Distributions Held in Trust. All dividends and other distributions which are received by any Grantor contrary to the provisions of
Section 6(a) of this Agreement shall be received in trust for the benefit of Bank, shall be segregated from other funds of such Grantor and forthwith shall be paid over to Bank as Collateral in the same form as so received (with any necessary endorsements).

         7. Irrevocable Proxy. Except for the proxy granted to Senior Lender, each Grantor hereby revokes all previous proxies with regard to its Pledged Securities, its Pledged Partnership Interests and its Pledged Limited Liability Company Interests and, subject to receipt of any and all necessary prior approvals required under the Communications Act and the FCC Rules, appoints Bank as its respective proxyholder to (a) attend and vote at any and all meetings of the shareholders of the corporation(s) which issued the Pledged Securities, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy and to execute any and all written consents of shareholders of such corporation(s) executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if such Grantor had personally attended the meetings or had personally voted its shares or had personally signed the written consents, waivers or ratification, and (b) to attend and vote at any and all meetings of the members of the Pledged Entities or partners of the Pledged Partnership Entities (whether or not such Pledged Limited Liability Company Interests or Pledged Partnership Interests are transferred into the name of Bank), and any adjournments thereof, held on or after the date of the giving of this proxy and to execute any and all written consents, waivers and ratifications of the Pledged Entities or Pledged Partnership Entities executed on or after the date of the giving of this proxy and prior to the termination of this proxy with the same effect as if such Grantor had personally attended the meetings or had personally voted on their respective Limited Liability Company Interests or Partnership Interests or had personally signed the consents, waivers or ratifications; provided, however, that Bank as proxyholder shall have rights hereunder only upon the occurrence and during the continuance of an Event of Default and subject to Section 13(j) hereof. Each Grantor hereby authorizes Bank to substitute another Person (which Person shall be a successor to the rights of Bank hereunder, a nominee appointed by Bank to serve as proxyholder, or otherwise as approved by such Grantor in writing, such approval not to be unreasonably withheld) as the proxyholder and, upon the occurrence or during the continuance of any Event of Default, hereby authorizes and directs the proxyholder to file this proxy and the substitution instrument with the secretary of the appropriate corporation. This proxy is-coupled with an interest and is irrevocable until such time as no part of any commitment to make Loans pursuant to the Credit Agreement remains outstanding and all Obligations have been indefeasibly paid in full.

         8. The Grantors' Representations and Warranties. Each Grantor represents and warrants as follows:

         (a) (i) The locations listed on the Schedule 2 constitute all locations at which Collateral owned by such Grantor is located; (ii) the chief executive office of such Grantor, where such Grantor keeps its records concerning the Collateral, is located at the address set forth for such Grantor on Schedule 3; and (iii) such Grantor has exclusive possession and control of the Collateral owned by such Grantor.

         (b) Such Grantor currently conducts business only under its own name and the trade names listed on Schedule 4. Neither such Grantor nor any corporate predecessor has, during the preceding five years, been known as or used any other corporate or fictitious name, except the names disclosed on Schedule 4.

         (c) Such Grantor is the legal and beneficial owner of the Collateral free and clear of all Liens except for Permitted Liens and restrictions imposed by the FCC Rules. Such Grantor has the power, authority and legal right to grant the security interests in the Collateral purported to be granted hereby, and to execute, deliver and perform this Agreement. The pledge of the Collateral pursuant to this Agreement creates a valid first priority security interest in the Collateral (except for any Permitted Liens).

         (d) Except as set forth on Schedule 1, the Pledged Securities described on Schedule 1 attached hereto constitute (i) all of the shares of capital stock of any Person owned by such

Grantor and (ii) that percentage of the issued and outstanding shares of the respective issuers thereof indicated on Schedule 1 attached hereto, and there is no other class of shares issued and outstanding of the respective issuers thereof except as set forth on Schedule 1 attached hereto. Except as set forth in Schedule 1, the Pledged Partnership Interests described on Schedule 1 attached hereto constitute all of the partnerships or joint ventures in which each Grantor has an interest, and such Grantor's percentage interest in each such partnership or joint venture is as set forth on such Schedule 1 attached hereto. Except as set forth in Schedule 1, the Pledged Limited Liability Company Interests described on Schedule 1 attached hereto constitute all of the Limited Liability Company Interests of each Grantor and such Grantor's percentage interest in each such Pledged Entity is as set forth on Schedule 1 attached hereto.


         (e) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority (other than such authorizations, approvals and other actions as have already been taken and are in full force and effect) is required (A) for the pledge of the Collateral or the grant of the security interest in the Collateral by any of the Grantors hereby or for the execution, delivery or, subject to approvals described in Section 13(j)(ii) hereof, performance of this Agreement by any of the Grantors, or (B) for the exercise by Bank of the voting rights in the Pledged Securities, the Pledged Partnership Interest or the Pledged Limited Liability Company Interests or of any other rights or remedies in respect of the Collateral hereunder except (1) as may be required in connection with any disposition of Collateral consisting of securities by laws affecting the offering and sale of securities generally, and (2) as may be required by the FCC Rules and the Comunications Act.

         9. Copyrights.

         (a) Royalties. Each Grantor hereby agrees that the use by Bank of the Copyrights as authorized hereunder in connection with Bank's exercise of their rights and remedies hereunder shall be without any liability for royalties or other related charges from Bank to Grantors.

         (b) Restrictions on Future Agreements. Subject to the terms hereof and of the Credit Agreement, each Grantor shall be permitted to manage, license and administer its Copyrights in such manner as such Grantor in its reasonable business judgment deems desirable, provided, however, that such Grantor will not, without the Bank's prior written consent, such consent not to be unreasonably withheld, (i) enter into any copyright license agreements except license agreements entered into in the ordinary course of its business consistent with past practices and containing such additional provisions to protect Bank's interest hereunder as Bank may from time to time reasonably request or (ii) take any action, or permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would customarily be taken by a Person in the same business and in similar circumstances as such Grantor, which could in any respect reasonably be expected to have a Material Adverse Effect.

         (c) Duties of Grantors. Each Grantor shall have the duty to:


             (i) prosecute diligently any copyright application included in the Copyrights,

             (ii) upon the occurrence and during the continuance of an Event of Default, at the request of Bank, make application for registration of such uncopyrighted but copyrightable material owned by such Grantor as Bank reasonably deems appropriate if the failure to do so could reasonably be expected to have a Material Adverse Effect,

             (iii) place notices of copyright on all copyrightable property produced or owned by such Grantor embodying the Copyrights and use diligent reasonable efforts to have its licensees do the same and

             (iv) take all reasonable action necessary in such Grantor's reasonable business judgment consistent with past practices to preserve and maintain all of Grantor's rights in the Copyrights that are or shall be necessary in the operation of Grantor's business, including, without limitation, making timely filings for renewals and extensions of registered Copyrights and diligently monitoring unauthorized use thereof, unless the failure to do so could not reasonably be expected to have a Material Adverse Effect. Any expenses incurred in connection with the foregoing shall be borne by Grantors. Bank shall have no duty with respect to the Copyrights other than to act lawfully and without gross negligence or willful misconduct. Without limiting the generality of the foregoing, Bank shall not be under any obligation to take any steps necessary to preserve rights in the Copyrights against any other parties, but Bank may do so at its option upon the occurrence and during the continuance of an Event of Default, and all reasonable expenses incurred in connection therewith shall be for the sole account of Grantors and shall be added to the Obligations.

         10. Patents and Marks.

         (a) Royalties. Each Grantor hereby agrees that any rights granted hereunder to Bank with respect to Patents and Marks shall be applicable to all jurisdictions in which such Grantor has the right to use such Patents and Marks, from time to time, and without any liability for royalties or other related charges from Bank to Grantors.

         (b) Restrictions on Future Agreements. Each Grantor will not, without Bank's prior written consent, such consent not to be unreasonably withheld, abandon any Patent or Mark in which such Grantor now owns or hereafter acquires any rights or interests if such abandonment could reasonably be expected to have a Material Adverse Effect or enter into any agreement, including, without limitation, any license agreement, which is inconsistent with such Grantor's obligations under this Agreement, if such actions could reasonably be expected to have a Material Adverse Effect. Each Grantor further agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action which would customarily be taken by a Person in the same business and in similar circumstances as such Grantor, which could reasonably be expected to have a Material Adverse Effect.

         (c) Duties of Grantors. Each Grantor shall have the duty to

             (i) prosecute diligently any patent application or trademark application pending as of the date hereof or thereafter until the Obligations shall have been indefeasibly paid in full and Bank has no obligation to make any Loans under the Credit Agreement,

             (ii) upon the occurrence and during the continuance of an Event of Default, make application on unpatented but patentable inventions owned by such Grantor and on Marks, as the case may be, as Bank reasonably deems appropriate,

             (iii) file and prosecute opposition and cancellation proceedings if the failure to do so could reasonably be expected to have a Material Adverse Effect and

             (iv) take all reasonable action necessary in such Grantor's reasonable business judgment consistent with past practices to preserve and maintain all rights in patent applications of the Patents and in applications for registrations of the Marks unless the failure so to do could not reasonably be expected to have a Material Adverse Effect. Any expenses incurred in connection with such applications shall be borne by Grantors. Each Grantor shall not abandon any right to file a Patent application or Mark application without the consent of Bank (which consent shall not be unreasonably withhold) if such abandonment could reasonably be expected to have a Material Adverse Effect. Each Grantor shall give proper statutory notice in connection with its use of each of the Marks to the extent necessary for the protection of each of the Marks. Grantors shall notify the Bank of any suits it commences to enforce the Patents and Marks and shall provide Bank with copies of any documents reasonably requested by Bank relating to such suits.

         11. Grantors' Covenants. In addition to the other covenants and agreements set forth herein and in the other Operative Documents, each Grantor covenants and agrees as follows:

         (a) Such Grantor will pay, prior to delinquency, all taxes, charges, Liens and assessments against the Collateral owned by it, except those with respect to which the amount or validity is being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Grantor and except those which could not reasonably be expected to have a Material Adverse Effect.

         (b) The Collateral will not be used in violation of any material law, regulation or ordinance or any applicable laws (including without limitation, all applicable regulations, rules and orders), nor used in any way that will void or impair any insurance required to be carried in connection therewith.

         (c) Such Grantor will keep the Collateral in reasonably good repair, working order and operating condition (normal wear and tear excluded), and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with the Collateral in all such ways as are considered customary practice by owners of like property.

         (d) Such Grantor will take all reasonable steps to preserve and protect the Collateral except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         (e) Such Grantor will maintain all insurance coverage required pursuant to Section 6.01 of the Credit Agreement.

         (f) Such Grantor will promptly notify Bank in writing in the event of any material damage to the Collateral from any source whatsoever.

         (g) Such Grantor will not (i) establish any location of Collateral not listed in Schedule 2, (ii) move its principal place of business, chief executive offices or any other office listed in Schedule 3 or (iii) adopt, use or conduct business under any trade name or other corporate or fictitious name not disclosed in Schedule 4, except upon not less than 30 days prior written notice to Bank and such Grantor's prior compliance with all applicable requirements of
Section 4 hereof necessary to perfect Bank's security interest hereunder.

         (h) Subject to the provisions of Section 15(j) hereof, such Grantor agrees to take any action which Bank may reasonably request in order to obtain from the FCC such approval as may be necessary to enable Bank to exercise and enjoy the full rights and benefits granted to them by this Agreement, including the use of such Grantor's best efforts to assist in obtaining the approval of the FCC for any action or transaction contemplated by this Agreement or any other Operative Document for which such approval is required by law.

         (i) Such Grantor shall cause all of its equipment constituting Collateral to be operated and maintained in accordance with any applicable manufacturer's manuals or instructions and the requirements of its insurance policies. Such Grantor, at its expense, shall maintain such equipment in good condition, reasonable wear and tear excepted, and will comply with all laws, ordinances and regulations to which the use and operation of such equipment may be or become subject. Such obligation shall extend to repair and replacement of any partial loss or damage to such equipment, regardless of the cause. If maintenance is mandated by the manufacturer, such Grantor shall obtain and keep in effect at all times during the Term maintenance service contracts with the vendor of such equipment or suppliers approved by Lessor, such approval not to be unreasonably withheld. All parts furnished in connection with such maintenance or repair shall immediately become part of such equipment. All such maintenance, repair and replacement services shall be immediately paid for and discharged by such Grantor with the result that no lien will attach to such equipment. Only qualified personnel of such Grantor or qualified contract personnel shall operate such equipment. Such equipment shall be used only for the purposes for which it was designed. Upon prior written notice to Lessor, such Grantor may make improvements, modifications or additions to such equipment; provided, that if such improvements, modifications or additions are not capable of being removed without causing material damage to such equipment, then Lessor's prior written consent shall be required. Upon the return of such equipment, such Grantor shall, at its expense, restore such equipment to the original configuration in accordance with the manufacturer's specifications; provided, that, with Lessor's prior written consent, such Grantor may return such equipment as so improved, modified or added to.

         12. Bank's Rights Regarding Collateral. At any time and from time to time, Bank may, to the extent necessary or desirable to protect the security hereunder, but Bank shall not be obligated to: (a) (whether or not a Default has occurred) itself or through its representatives, at its own expense, upon reasonable notice and at such reasonable times during usual business hours, visit and inspect any of the Grantors' properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and discuss the business, operations, properties and financial and other condition of any of the Grantors with officers of such Grantors and with their accountants or (b) if an Event of Default has occurred and is continuing, at the expense of the Grantors, perform any obligation of any of the Grantors under this Agreement. At any time and from time to time, at the expense of the Grantors, Bank may, to the extent necessary or desirable to protect the security hereunder, but Bank shall not be obligated to: (i) notify obligors of the Collateral that the Collateral has been pledged as security to Bank; (ii) after an Event of Default has occurred and is continuing, at any time and from time to time request from obligors of the Collateral, in the name of the applicable Grantor or in the name of Bank, information concerning the Collateral and the amounts owing thereon; and (iii) after an Event of Default has occurred and is continuing, direct obligors under the contracts included in the Collateral to direct their performance to Bank. Each Grantor shall keep proper books and records and accounts in which full, true and correct entries in conformity with GAAP and all applicable laws (including without limitation, all applicable regulations, rules and orders) shall be made of all material dealings and transactions pertaining to the Collateral. Bank shall at all reasonable times on reasonable notice have full access to and the right to audit any and all of Grantors' books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral. Bank shall not be under any duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral or to make or give any presentments for payment, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Obligations. Bank shall not be under any duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of the Grantors' therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith. Nothing contained herein or in any consent shall constitute an assumption by Bank of any of the Grantors' obligations under the contracts assigned hereunder unless Bank shall have given written notice to the counterpart to such assigned contract of Bank's intention to assume such contract. Each Grantor shall continue to be liable for performance of its obligations under such contracts.

         13. Collections on the Collateral. Except as provided to the contrary in the Credit Agreement, each Grantor shall have the right to use and to continue to make collections on and receive dividends and other proceeds of all of the Collateral in the ordinary course of business so long as no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, at the option of Bank, each Grantor's right to make collections on and receive dividends and other proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all dividends, proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by such Grantor in trust for Bank and immediately delivered in kind to Bank (duly endorsed to Bank, if required), to be applied to the obligations or held as Collateral, as Bank shall elect. Upon the occurrence and during the continuance of an Event of Default, Bank shall have the right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of any of the Grantors, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and each Grantor hereby authorizes Bank to affix, by facsimile signature or otherwise, the general or special endorsement of such Grantor, in such manner as Bank shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by Bank without appropriate endorsement, and Bank and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by such Grantor, to the same extent as though it were manually executed by the duly authorized representative of such Grantor, regardless of by whom or under what circumstances or by what authority such endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and such Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

         14. Possession of Collateral by Bank. All the Collateral now, heretofore or hereafter delivered to Bank shall be held by Bank in its possession, custody and control. Upon the occurrence and during the continuance of an Event of Default, whenever any of the Collateral is in Bank's possession, custody or control, Bank may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of the Grantors' obligations with respect thereto, or otherwise so long as consistent with the Operative Documents or transactions contemplated thereby. Bank may at any time deliver or redeliver the Collateral or any part thereof to the Grantors, and the receipt of any of the same by the Grantors shall be complete and full acquittance for the Collateral so delivered, and Bank thereafter shall be discharged from any liability or responsibility arising after such delivery to the Grantors. So long as Bank exercises reasonable care and complies with Section 9207 of the UCC with respect to any Collateral in its possession, custody or control, Bank shall have no liability for any loss of or damage to any Collateral, and in no event shall Bank have liability for any diminution in value of Collateral occasioned by economic or market conditions or events.

         15. Remedies. Provided that nothing contained in this Agreement shall be construed to give Bank or any purchaser of the Collateral the right to operate or control any aspect of the business of any of the Grantors that requires an FCC License without the prior consent of the FCC, to the extent required by law or the terms of any FCC License or the FCC Rules:

         (a) Rights Upon Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Grantors shall be in default hereunder and, subject to applicable law, Bank shall have, in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that Bank may have under this Agreement and under applicable laws or in equity, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in any such jurisdiction in effect at that time, and in addition the following rights and remedies, all of which may be exercised with or without further notice to the Grantors except such notice as may be specifically required by applicable law: (i) to foreclose the Liens and security interests created hereunder or under any other Operative Document by any available judicial procedure or without judicial process; (ii) to enter any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking possession of or removing the same; (iii) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be commercially reasonable; (iv) to notify obligors on the Collateral that the Collateral has been assigned to Bank and that all payments thereon, or performance with respect thereto, are to be made directly and exclusively to Bank; (v) to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (vi) to enter into any extension, reorganization, disposition, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith Bank may deposit or surrender control of the Collateral and/or accept other property in exchange for the Collateral as Bank reasonably deems appropriate and is commercially reasonable; (vii) to settle, compromise or release, on terms acceptable to Bank, in whole or in part, any amounts owing on the Collateral and/or any disputes with respect thereto; (viii) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of the applicable Grantor for the benefit of Bank; (ix) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, on behalf of itself or in the name of the applicable Grantor, any and all steps, actions, suits or proceedings deemed necessary or reasonably desirable by Bank to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and each Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by Bank which may release any obligor from personal liability on any of the Collateral, and each Grantor waives, to the extent permitted by applicable law, any right to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral, and any money or other property received by Bank in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by Bank or any of the Grantors, may be applied by Bank, without notice to the Grantors, to the Obligations in such order and manner as Bank in their sole discretion shall determine; (x) to insure, protect and preserve the Collateral; (xi) to exercise all rights, remedies, powers or privileges provided under any of the Operative Documents; and (xii) to remove, from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Bank may, at the cost and expense of the Grantors, use such of its supplies, equipment, facilities and space at its places of business as may be necessary or appropriate to properly administer, process, store, control, prepare for sale or disposition and/or sell or dispose of the Collateral or to properly administer and control the handling of collections and realizations thereon, and Bank shall be deemed to have a rent-free tenancy of any premises of the Grantors for such purposes and for such periods of time as reasonably required by Bank. So long as an Event of Default has occurred and is continuing, each Grantor will, at Bank's request, assemble the Collateral and make it available to Bank at places which Bank may designate, whether at the premises of such Grantor or elsewhere, and will make available to Bank, free of cost, all premises, equipment and facilities of such Grantor for the purpose of Bank's taking possession of the Collateral or storing the same or removing or putting the Collateral in salable form or selling or disposing of the same.

         (b) Possession by Bank. Upon the occurrence and during the continuance of an Event of Default, Bank also shall have the right, without notice or demand, either in person, by Bank or by a receiver to be appointed by a court in accordance with the provisions of applicable law (and each Grantor hereby expressly consents, to the fullest extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default to the appointment of such a receiver), and, to the extent permitted by applicable law, without regard to the adequacy of any security for the Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. The taking possession of the Collateral by Bank shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

         (c) Sale of Collateral. Any public or private sale or other disposition of the Collateral may be held at any office of Bank, or at the Grantors' places of business, or at any other place permitted by applicable law, and without the necessity of the Collateral being within the view of prospective purchasers. Bank may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine provided such sale is commercially reasonable, and each Grantor expressly waives, to the extent permitted by applicable law, any right to direct the order and manner of sale of any Collateral. Bank or any Person acting on Bank's behalf may bid and purchase at any such sale or other disposition. In furtherance of Bank's rights hereunder, each Grantor hereby grants to Bank an irrevocable, non-exclusive license (exercisable without royalty or other payment by Bank) to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property in which Grantor now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored; provided, however, that such license shall only be exercisable in connection with the disposition of Collateral upon Bank's exercise of its remedies hereunder.

         (d) Notice of Sale. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Bank will give the Grantors reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made. The requirement of reasonable notice conclusively shall be met if: (i) such notice is mailed, certified mail, postage prepaid, to the Grantors at their addresses set forth on the signature page hereto or delivered or otherwise sent to the Grantors, at least five (5) Business Days before the date of the sale or (ii) if Grantors have previously executed any applications for consent to the assignment of any FCC Licenses or for consent to the transfer of control of any holder of such licenses. Each Grantor expressly waives, to the fullest extent permitted by applicable law, any right to receive notice of any public or private sale of any Collateral or other security for the Obligations except as expressly provided for in this paragraph. Bank shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. Bank may, without notice or publication, except as required by applicable law, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice (except as required by applicable law), be made at the time and place to which the same was so adjourned.

         (e) Private Sales. With respect to any Collateral consisting of securities, partnership interests, limited liability company interests, joint venture interests or the like, and whether or not any of such Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable laws, Bank may, in its sole and absolute discretion, sell all or any part of such Collateral at private sale in such manner and under such circumstances as Bank may deem necessary or advisable in order that the sale may be lawfully conducted in a commercially reasonable manner. Without limiting the foregoing, Bank may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any such Collateral is sold at private sale, each Grantor agrees to the extent permitted by applicable law that if such Collateral is sold for a price which is commercially reasonable, then (A) the Grantors shall not be entitled to a credit against the Obligations in an amount in excess of the purchase price, and (B) Bank shall not incur any liability or responsibility to the Grantors in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Each Grantor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by Bank of any such Collateral for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral or Collateral that is privately traded.

         (f) Title of Purchasers. Upon consummation of any sale of Collateral hereunder, Bank shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of any Grantor or any other Person claiming through any Grantor, and each Grantor hereby waives (to the extent permitted by applicable laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral is made on credit or for future delivery, Bank shall not be required to apply any portion of the sale price to the Obligations until such amount actually is received by Bank, and any Collateral so sold may be retained by Bank until the sale price is paid in full by the purchaser or purchasers thereof. Bank shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

         (g) Disposition of Proceeds of Sale. The proceeds resulting from the collection, liquidation, sale or other disposition of the Collateral shall be applied, first, to the reasonable costs and expenses (including reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting and liquidating the Collateral, and the like; second, to the satisfaction of all Obligations; and third, any surplus remaining after the satisfaction of all Obligations, to be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

         (h) Certain Waivers. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands against Bank arising out of the repossession, retention or sale of the Collateral, or any part or parts thereof, except to the extent any such claims, damages and awards arise out of the gross negligence or willful misconduct of Bank.

         (i) Remedies Cumulative. The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any other rights and remedies provided by law or equity.

         (j) Compliance with Communications Act and FCC Rules and Regulations.

             (i) Notwithstanding any other provision of this Agreement, any foreclosure on, sale, transfer or other disposition of, or the exercise of any right to vote or consent with respect to, any of the Collateral as provided herein or any other action taken or proposed to be taken by Bank hereunder which would affect the operational, voting or other control of any entity holding an FCC License shall be made in accordance with the Communications Act, the terms of each FCC License, and any applicable FCC Rules, including any requirement that there be a public or private sale.

             (ii) If an Event of Default shall have occurred and be continuing, each Grantor shall take any action which Bank may request in the exercise of its rights and remedies under this Agreement, including, but not limited to, the execution and delivery of any documents requested by Bank, in order to transfer and assign to Bank or to one or more third parties as Bank may designate, including, but not limited to, a receiver or trustee or to a combination of the foregoing, the Collateral for the purposes of a public or private sale. Upon the occurrence and during the continuance of an Event of Default, each Grantor shall further use its best efforts to assist in obtaining the approval of the FCC (and that required by any other Governmental Authority) for any action or transaction contemplated by this Agreement, including without limitation, the preparation, execution and filing with the FCC of the assignor's or transferor's portion of any application or applications for consent to the assignment of any FCC License or transfer of control of any entity holding or controlling any FCC License as may be necessary or appropriate under the FCC Rules. Each Grantor further agrees that, because of the unique nature of its undertaking in this Section 13(j), the same may be specifically enforced, and it hereby waives, and agrees to waive, any claim or defense that Bank would have an adequate remedy at law for the breach of this undertaking and any requirement for the posting of bond or other security. Each Grantor hereby agrees that in the event that such Grantor has been given five Business

Days' prior written notice telecopied to its telecopier number set forth on the signature page hereto and such Grantor has not responded by executing any such applications or other instruments, the clerk of the court of any court of competent jurisdiction may execute in the place of such Grantor any application or other instrument necessary or appropriate for the obtaining of such consent. This Section 13(j) shall not be deemed to limit any other rights of Bank available under applicable law and consistent with the Communications Act and the applicable FCC Rules.

         16. Notice. Bank shall use reasonable efforts to give the Grantors prior written notice of the exercise of any remedy provided for herein, provided that the failure to give such notice shall not subject Bank to liability and shall not affect the validity or exercise of any remedy hereunder.

         17. Bank Appointed Attorney-in-Fact. To the full extent permitted by applicable law, including the Communications Act and FCC Rules, each Grantor hereby irrevocably appoints Bank as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor, and in the name of such Grantor, or otherwise, from time to time, in Bank's sole and absolute discretion to do any of the following acts or things upon the occurrence and during the continuance of an Event of Default: (a) to do all acts and things and to execute all documents necessary or advisable to perfect and continue perfected the security interests created by this Agreement and to preserve, maintain and protect the Collateral; (b) to do any and every act which such Grantor is obligated to do under this Agreement; (c) to prepare, sign, file and record, in such Grantor's name, any financing statement covering the Collateral; (d) to endorse and transfer the Collateral upon foreclosure by Bank; and (e) to file any claims or take any action or institute any proceedings which Bank may reasonably deem necessary or desirable for the protection or enforcement of any of the rights of Bank with respect to any of the Collateral; provided, however, that Bank shall be under no obligation whatsoever to take any of the foregoing actions, and Bank shall have no liability or responsibility for any act or omission (other than Bank's own gross negligence or willful misconduct) taken with respect thereto.

         18. Costs and Expenses. Each Grantor shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Bank in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Agreement (not to exceed $50,000),
(ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Bank in connection with the preparation, execution and delivery of amendments and waivers hereunder and (iii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Bank in connection with the enforcement or attempted enforcement of this Agreement or any of the Obligations or in preserving any of Bank's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Operative Documents or the Obligations or any bankruptcy or similar proceeding involving such Grantor, any other Grantor, Borrower or any of their Affiliates).

         19. Transfers and Other Liens. Each Grantor agrees that, except as specifically permitted under the Credit Agreement or any other Operative Document, it will not (a) sell, assign, exchange, transfer or otherwise dispose of, or contract to sell, assign, exchange, transfer or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (b) create or permit to exist any Lien upon or with respect to any of the Collateral, except for legally permissible Liens in favor of Bank or otherwise permitted under the Credit Agreement or any other Operative Document.

         20. Other Agreements; Governing Agreement. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other Operative Document executed by the Grantors or any other Person in connection with the Obligations, but each and every term and condition hereof shall be in addition thereto; provided, however, that in the event of inconsistency between this Agreement and the Credit Agreement, the Credit Agreement shall govern.

         21. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

         22. Understandings With Respect to Waivers and Consents. Each Grantor warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Grantor otherwise may have against Bank or others, or against any Collateral. If any of the waivers or consents herein are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

         23. Indemnity. Each Grantor shall indemnify, reimburse and hold Bank, each of Bank's members, and each of their respective successors, assigns, agents, officers, directors, shareholders, servants, agents and employees harmless from and against all liabilities, losses, damages, actions, suits, demands, claims of any kind and nature (including claims relating to environmental discharge, cleanup or compliance), all costs and expenses whatsoever to the extent they may be incurred or suffered by such indemnified party in connection therewith (including reasonable attorneys' fees and expenses), fines, penalties (and other charges of applicable governmental authorities), licensing fees relating to any item of Collateral, damage to or loss of use of property (including consequential or special damages to third parties or damages to Borrower's property), or bodily injury to or death of any person (including any agent or employee of Borrower) (each, a "Claim"), directly or indirectly relating to or arising out of the use of the proceeds of the Loan, the falsity of any representation or warranty of such Grantor or such Grantor's failure to comply with the terms of this Agreement or any other Operative Document during the Term. The foregoing indemnity shall cover, without limitation, (i) any Claim in connection with a design or other defect (latent or patent) in any item of equipment included in the Collateral, (ii) any Claim for infringement of any patent, copyright, trademark or other intellectual property right, (iii) any Claim resulting from the presence on or under or the escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Materials on the premises of such Grantor, including any Claims asserted or arising under any Environmental Law, or (iv) any Claim for negligence or strict or absolute liability in tort; provided, however, that such Grantor shall not indemnify Bank for any liability incurred by Bank as a result of Bank's gross negligence or willful misconduct. Such indemnities shall continue in full force and effect, notwithstanding the expiration or termination of this Agreement. Upon an indemnitee's written demand, such Grantor shall assume and diligently conduct, at its sole cost and expense, the entire defense of Bank, each of its members, and each of their respective agents, employees, directors, officers, shareholders, successors and assigns, using counsel reasonably acceptable to such indemnitee against any indemnified Claim. Such Grantor shall not settle or compromise any Claim against or involving Bank without first obtaining Bank's written consent thereto, which consent shall not be unreasonably withheld. If Bank elects to assume its own defense in connection with an indemnified Claim, then Bank shall not settle or compromise such Claim without first obtaining such Grantor's written consent thereto, which consent shall not be unreasonably withheld, provided that if such Grantor does not consent thereto, then Borrower shall post security or a bond in the amount of such Claim for the benefit of the Bank.

         24. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantors herefrom (other than supplements to the Schedules hereto in accordance with the terms of this Agreement) shall in any event be effective unless the same shall be in writing and made in accordance with of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         25. Notices. All notices and other communications provided for hereunder shall be given in the manner and to the addresses set forth either in the Credit Agreement or in the Guaranty dated as of even date herewith made by the Grantors.

         26. Continuing Security Interest: Transfer of Notes; Termination. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until indefeasible payment in full of the Obligations and the termination or expiration of Bank's obligation to make Loans under the Credit Agreement, (ii) be binding upon each Grantor, their successors and assigns and (iii) inure, together with the rights and remedies of Bank hereunder, to the benefit of Bank and any successor Bank, subject to the terms and conditions of the Credit Agreement. Subject to the terms of the Credit Agreement, any Bank may assign or otherwise transfer any Loan, or any rights in Collateral held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Bank or Bank herein or otherwise. Nothing set forth herein or in any other Operative Document is intended or shall be construed to give to any other party any right, remedy or claim under, to or in respect of this Agreement or any other Operative Document or any Collateral. The Grantors' successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor, provided that, except as otherwise permitted under the Credit Agreement or any other Operative Document, none of the rights or obligations of the Grantors hereunder may be assigned or otherwise transferred without the prior written consent of Bank.

         27. Release of the Grantors. This Agreement and all obligations of each Grantor hereunder and all security interests granted hereby shall be released and terminated when all Obligations have been paid in full in cash and when Bank's obligation to make Loans under the Credit Agreement has expired or have otherwise been terminated. Upon such release and termination of all Obligations and the security interest hereunder, all rights in and to the Collateral granted or pledged by the Grantors hereunder shall automatically revert to the Grantors, and Bank shall return any pledged Collateral in their possession to the Grantors, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to the Grantors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of the interests of Bank arising under this Agreement, all as reasonably requested by, and at the sole expense of, the Grantors.

         28. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

         29. Jury Trial. EACH GRANTOR AND BANK, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

         30. Limitation of Liability. NO CLAIM MAY BE MADE BY ANY GRANTOR AGAINST BANK OR THE MEMBERS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OF BANK FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM (WHETHER BASED UPON ANY BREACH OF CONTRACT, TORT, BREACH OF STATUTORY DUTY OR ANY OTHER THEORY OF LIABILITY) ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH AND EACH GRANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT NOW ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         31. Covenant Not to Issue Uncertificated Securities. Each Grantor covenants to Bank that any Pledged Securities held by them shall be in certificated form (as contemplated by Article 8 of the Uniform Commercial Code), and that it will not seek to convert all or any part of any Pledged Securities into uncertificated form (as contemplated by Article 8 of the Uniform Commercial Code).

         32. Covenant Not to Dilute Interests of Secured Party in Securities. Each Grantor represents, warrants and covenants to Bank that it will (a) not at any time cause or permit any Subsidiary that is an issuer of Pledged Securities to issue any capital stock or any warrant options or other rights to acquire any capital stock, other than to such Grantor or as otherwise permitted under the Credit Agreement and (b) pledge to Bank in accordance with the terms hereof, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other securities of each issuer of Pledged Securities.

         33. Pledged Limited Liability Company Interests/Covenant Not to Dilute. Each Grantor represents, warrants and covenants to Bank that it will (a) not at any time cause or permit any Pledged Entities to issue any additional membership interests or any other rights or options to acquire any additional limited liability company interests, other than to the Grantors or as otherwise permitted under the Credit Agreement, and (b) pledge to Bank in accordance with the terms hereof, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Limited Liability Company Interests of each Pledged Entity.

         34. Pledged Partnership Interests/Covenant Not to Dilute. Each Grantor represents, warrants and covenants to Bank that it will (a) not at any time cause or permit any Pledged Partnership Entities to issue any additional partnership interests or any other rights or options to acquire any additional partnership interests, other than to the Grantors or as otherwise permitted under the Credit Agreement, and (b) pledge to Bank in accordance with the terms hereof, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Partnership Interests of each Pledged Partnership Entity.

                  IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.



                                    CHADMOORE WIRELESS GROUP, INC.



                                    By: /s/ Robert W. Moore
                                    Name:  Robert W. Moore
                                    Title:  President


                                    CHADMOORE COMMUNICATIONS, INC.



                                    By: /s/ Robert W. Moore
                                    Name:  Robert W. Moore
                                    Title:  President



                                    PTT TANNER, INC.



                                    By:  /s/ Robert W. Moore
                                    Name:  Robert W. Moore
                                    Title:  President



                                    PTT BEACON HILL, INC.



                                    By:  /s/ Robert W. Moore
                                    Name:  Robert W. Moore
                                    Title:  President

                                    PTT OF NEVADA, INC.



                                    By:  /s/ Robert W. Moore
                                    Name:  Robert W. Moore
                                    Title:  President



                                    CMRS SYSTEMS, INC.



                                    By:  /s/Robert W. Moore
                                    Name:  Robert W. Moore
                                    Title:  President


                                    CHADMOORE COMMUNICATIONS OF TENNESSEE, INC.



                                    By:  /s/ Robert W. Moore
                                    Name:  Robert W. Moore
                                    Title:  President



                                    PTT COMMUNICATIONS OF RICHMOND, LLC



                                    By:  /s/Rick D. Rhodes
                                    Name:  Rick D. Rhodes
                                    Title:  Manager



                                    PTT MAPLE, INC.



                                    By:  /s/Robert W. Moore
                                    Name:  Robert W. Moore
                                    Title:  President

                                    PTT COMMUNICATIONS OF HUNTSVILLE, LLC



                                    By:  /s/Rick D. Rhodes
                                    Name:  Rick D. Rhodes
                                    Title:  Manager



                                    PTT BURTON, INC.



                                    By:  /s/Robert W. Moore
                                    Name:  Robert W. Moore
                                    Title:  President



                                    PTT COMMUNICATIONS OF FORT WAYNE, LLC



                                    By:  /s/Rick D. Rhodes
                                    Name:  Rick D. Rhodes
                                    Title:  Manager


                                    PTT COMMUNICATIONS OF ROANOKE, LLC



                                    By:  /s/Rick D. Rhodes
                                    Name:  Rick D. Rhodes
                                    Title:  Manager


                                    PTT TRISTAN, INC.



                                    By:  /s/Robert W. Moore
                                    Name:  Robert W. Moore
                                    Title:  President

                                    PTT COMMUNICATIONS OF AUSTIN, LLC



                                    By:  /s/Rick D. Rhodes
                                    Name:  Rick D. Rhodes
                                    Title:  Manager



                                    PTT COMMUNICATIONS OF JACKSONVILLE, LLC



                                    By:  /s/Rick D. Rhodes
                                    Name:  Rick D. Rhodes
                                    Title:  Manager



                                    PTT COMMUNICATIONS OF VIRGINIA BEACH,LLC



                                    By:  /s/Rick D. Rhodes
                                    Name:  Rick D. Rhodes
                                    Title:  Manager




                                    PTT ROSELAND, INC.



                                    By:  /s/Robert W. Moore
                                    Name:  Robert W. Moore
                                    Title:  President


                                    PTT ARTINA, INC.

                                    By:  /s/Robert W. Moore
                                    Name:  Robert W. Moore
                                    Title:  President


                                    PTT FRANKLIN, INC.



                                    By:  /s/Robert W. Moore
                                    Name:  Robert W. Moore
                                    Title:  President



                                    PTT CHACO, INC.



                                    By:  /s/Robert W. Moore
                                    Name:  Robert W. Moore
                                    Title:  President



                                    800 SMR NETWORK, INC.



                                    By:  /s/Robert W. Moore
                                    Name:  Robert W. Moore
                                    Title:  President



                                    PTT COMMUNICATIONS OF BATON ROUGE
                                    LIMITED



                                    By:  /s/Rick D. Rhodes
                                    Name:  Rick D. Rhodes
                                    Title:  Manager



                                    PTT COMMUNICATIONS OF LAKE CHARLES,  LLC

                                    By:  /s/Rick D. Rhodes
                                    Name:  Rick D. Rhodes
                                    Title:  Manager



                                    PTT COMMUNICATIONS OF BAY CITY, LLC



                                    By:  /s/Rick D. Rhodes
                                    Name:  Rick D. Rhodes
                                    Title:  Manager


                                    BARCLAYS BANK PLC



                                    By:  /s/Philip Capparis
                                    Name:  Philip Capparis
                                    Title:  Director

                                   Exhibit A-1
                                   -----------
To Security Agreement


                              FORM OF PLEDGE NOTICE

                             [Letterhead of Grantor]



                                                                    [Date]


TO:      [Name of Pledged Entity]


         Notice is hereby given that, pursuant to the Security Agreement (a true and correct copy of which is attached hereto), dated as of [Date] (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Security Agreement"), among [NAME OF GRANTOR] (the "Grantor"), the other pledgors from time to time party thereto and BARCLAYS BANK PLC(the "Bank"), the Grantor has pledged and assigned to the Bank, and granted to the Bank a continuing security interest in, all right, title and interest of the Grantor, whether now existing or hereafter arising or acquired, as a [[limited partner] [general partner]] [member] in [NAME OF PLEDGED ENTITY] (the ["Partnership"] ["LLC"]), and in, to and under the [TITLE OF APPLICABLE AGREEMENT] (the "[Partnership] [LLC] Agreement"), including, without limitation:

         (i) all the capital of the [Partnership] [LLC] and the Grantor's interest in all profits, income, surplus, losses, [Partnership] [LLC] assets and other distributions to which the Grantor shall at any time be entitled in respect of such [Partnership] [Membership] interest;

         (ii) all other payments due or to become due to the Grantor in respect of such [partnership [limited liability company] interest, whether under the [Partnership] [LLC] Agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

         (iii) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under the [Partnership] [LLC] Agreement or at law or otherwise in respect of such [Partnership] [Membership] Interest;

         (iv) all present and future claims, if any, of the Grantor against the [Partnership [LLC] for moneys loaned or advanced, for services rendered or otherwise;

         (v) all of the Grantor's rights under the [Partnership] [LLC] Agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Grantor relating to the [Partnership] [Membership] Interest, including any power to terminate, cancel or modify the [Partnership] [LLC] Agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Grantor in respect of the [Partnership] [Membership] Interest and the [Partnership] [LLC], to make determinations, to exercise any election (including, but not limited, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

         (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

         (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing.



         Pursuant to the Security Agreement, the [Partnership] [LLC] is hereby authorized and directed to register the Grantor's pledge to the Bank of the interest of the Grantor on the [Partnership's] [LLC's] books.

         The Grantor hereby requests the [Partnership] [LLC] to indicate the [Partnership's] [LLC's] acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy hereof where indicated on the attached page and returning the same to the Bank.

                                        [NAME OF GRANTOR]
                                        By
                                          --------------------------------------
                                        Name:
                                        Title:

                                   Exhibit A-2
                                   -----------
To Security Agreement


                          FORM OF ISSUER ACKNOWLEDGMENT
                          -----------------------------

         [NAME OF PLEDGED ENTITY] (the ["Partnership"] ["LLC"]) hereby acknowledges receipt of a copy of the assignment by [NAME OF GRANTOR] ("Grantor") of its interest under the [TITLE OF APPLICABLE AGREEMENT] (the "[Partnership] [LLC] Agreement") pursuant to the terms of the Security Agreement, dated as of [Date] (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Security Agreement"), among the Grantor, the other grantors from time to time party thereto, and BARCLAYS BANK PLC (the "Bank"). The undersigned hereby further confirms (i) the registration of the Grantor's pledge of its interest to the Bank on behalf of the Secured Creditors on the [Partnership's] [LLC's] books and (ii) upon receipt from the Bank of a notice stating that an "Event of Default" has occurred and is continuing, subject to applicable law, including the Communications Act and the FCC Rulees, the undersigned shall only comply with instructions originated by the Bank with respect to the pledge of the interest referred to above notwithstanding contrary instructions given by any other person or entity, including the Grantor until such time as otherwise notified by the Bank.

Dated:   _______, ____

                                        [NAME OF PLEDGED ENTITY]
                                        BY
                                           -------------------------------------
                                        Name:
         Title:

                                    Exhibit B
                                    ---------

                              To Security Agreement
                              ---------------------

                            [SEPARATE INSTRUMENT FOR
                            EACH FORM OF COLLATERAL]


         GRANT OF SECURITY INTEREST

                        [PATENTS][TRADEMARKS][COPYRIGHTS]



THIS GRANT OF SECURITY INTEREST, dated as of ________________, 199_, is executed by [GRANTOR], a [state of incorporation] corporation ("Grantor"), in favor of BARCLAYS BANK PLC ("Secured Party").

         A. Pursuant to a Senior Secured Credit Agreement, dated as of [Date] (the "Credit Agreement"), among Chadmoore Wireless Group, Inc. ("Chadmoore"), the subsidiaries of Chadmoore party thereto (collectively, the "Subsidiaries," and together with Chadmoore, the "Borrowers") and Secured Party, Secured Party has agreed to extend certain credit facilities to Borrowers upon the terms and subject to the conditions set forth therein.

         [B. Grantor owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedules 1-A and 1-B annexed hereto as part hereof (collectively, the "Patents");]

         [B. Grantor has adopted, used and is using the trademarks, more particularly described on Schedules 1-A and 1-B annexed hereto as part hereof, which trademarks are registered or subject to an application for registration in the United States Patent and Trademark Office (collectively, the "Trademarks");]

         [B. Grantor owns the copyrights registered in the United States Copyright Office, more particularly described on Schedule 1-A annexed hereto as part hereof (collectively, the "Copyrights");]

         C. Grantor has entered into a Security Agreement dated the date hereof (the "Security Agreement") in favor of Secured Party; and

         [D. Pursuant to the Security Agreement, Grantor has granted to Secured Party a security interest in all right, title and interest of Grantor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations, as defined in the Security Agreement;

         [D. Pursuant to the Security Agreement, Grantor has granted to Secured Party a security interest in all right, title and interest of Grantor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the customer lists and records related to the Trademarks and the applications and registrations thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Obligations, as defined in the Security Agreement;]

         [D. Pursuant to the Security Agreement, Grantor has granted to Secured Party a security interest in all right, title and interest of Grantor in and to the Copyrights and the registrations thereof, together with any renewals or extensions thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Copyrights (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations, as defined in the Security Agreement;]


         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby further grant to Secured Party a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

         Secured Party's address is:                 BARCLAYS BANK PLC
                                                     222 Broadway
                                                     New York, NY  10038

IN WITNESS WHEREOF, Grantor has caused this instrument to be executed as of the day and year first above written.


[GRANTOR]



         By:

         Name:
              ---------------------------------------

Title:
      --------------------------------------


STATE OF NEVADA                     )
                                            )
COUNTY OF                           )
          --------------------------

         On _______________________________ __________, 199___ before me,
_________________________, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in her/her/their authorized capacity(ies), and that by his/her/their signature(s) on such instrument the person or entity on behalf of which the person(s) acted executed the instrument.

              WITNESS my hand and official seal.




              Signature                                                 (Seal)
                        ----------------------------------


Exhibit 10.3
                               SECURITY AGREEMENT

                  This SECURITY AGREEMENT ("Agreement"), dated as of August 31, 2000 is made between each entity set forth on the signature pages hereto as a grantor (each such entity and each entity which hereafter executes and delivers a Borrower Joinder in substantially the form of Exhibit E to the Credit Agreement or a Subsidiary Joinder in substantially the form of Attachment 1 to the Guaranty (as defined below) to be referred to herein as a "Grantor", and collectively as, the "Grantors") and BARCLAYS BANK PLC ("Bank").

                                    RECITALS

         A. Bank is entering into a Credit Agreement, dated as of August 31, 2000 (such agreement, as it may hereafter be amended or modified, the "Credit Agreement" with Chadmoore Wireless Group, Inc. ("Chadmoore") and a Guaranty of even date herewith with the subsidiaries of Chadmoore (collectively, the "Subsidiaries").

         B. It is a condition precedent to the extension of credit by Bank under the Credit Agreement that each Grantor shall have executed and delivered this Agreement and shall have granted a security interest in all of its assets to Bank in accordance herewith.

         C. Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein.

                                    AGREEMENT

                  NOW, THEREFORE, in order to induce Bank to enter into the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, each Grantor hereby represents, warrants, covenants, agrees and grants as follows:

         1. Definitions. Unless the context otherwise requires, terms defined in the Uniform Commercial Code of the State of New York (the "Uniform Commercial Code") and not otherwise defined in this Agreement or in the Credit Agreement shall have the meanings defined for those terms in the Uniform Commercial Code. In addition, the following terms shall have the meanings respectively set forth after each:

                  "Certificates" means all certificates, instruments and other documents now or hereafter representing or evidencing any Pledged Securities or Pledged Limited Liability Company Interests.

                  "Closing Date" shall mean the date of this Agreement.

                  "Collateral" means and includes all present and future right, title, interest, claims and demands of each Grantor in or to any personal property or assets whatsoever, whether now owned or existing or hereafter arising or acquired and wheresoever located, and all hereafter arising or acquired and wheresoever located, and all rights and powers of such Grantor to transfer any interest in or to any personal property or assets whatsoever, including without limitation, any and all of the following personal property:

         (a) All present and future acounts, accounts receivable, agreements, guaranties, contracts (including without limitation management agreements, leases, contract rights and rights to payment (collectively, the "Accounts"), together with all instruments, documents, chattel paper, security agreements, guaranties, undertakings, surety bonds, insurance policies, notes and drafts, and all forms of obligations owing to such Grantor or to which such Grantor may have an interest, however created or arising;

         (b) All present and future general intangibles, including without limitation, (i) each FCC License and each Other Authorization described on Schedules 1.01(a)(1), 1.01(a)(2) and 1.01(a)(3) of the Nextel Agreement and including without limitation, all of such Grantor's rights under or relating to any FCC License or any Other Authorization and the proceeds of any FCC License or Other Authorization; provided, however, that the Collateral does not include at any time any FCC License to the extent, but only to the extent, that such Grantor is prohibited at that time from granting a security interest therein pursuant to the Communications Act and the FCC Rules, but includes, to the maximum extent permitted by law, all of such Grantor's proprietary rights vis-a-vis third parties under or relating to any FCC License and the rights to receive all proceeds derived from or in connection with the sale, assignment or transfer of such FCC License, (ii) all tax refunds of every kind and nature to which such Grantor now or hereafter may become entitled, however arising, (iii) all other refunds, (iv) all commitments to extend financing to such Grantor, (v) all deposits, (vi) all goodwill, (vii) all choses in action, (viii) all insurance proceeds, and (ix) all trade secrets, computer programs, software, customer lists, trademarks, trade names, patents, licenses, copyrights, tecnology, processes and proprietary information, including without limitation, the Copyrights, the Patents and the Marks and the goodwill of such Grantor's business connected with and symbolized by the Marks;

         (c) All present and future demand, time, savings, passbook, deposit and like accounts (general or special) (collectively, the "Deposit Accounts") in which such Grantor has any interest which is maintained with any bank, savings and loan association, credit union or like organization and all money, cash and cash equivalents of such Grantor, whether or not deposited in any Deposit Account;

         (d) All present and future books and records, including without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to such Grantor, all receptacles and containers for such records, and all files and correspondence;

         (e) All present and future goods, including without limitation, all equipment, machinery, audio and/or video recording equipment, transmitting towers, transmitters, broadcasting equipment, videotapes, audio tapes, DAT tapes and other recorded media, tools, molds, dies, furniture, furnishings, fixtures, trade fixtures and all other goods used in connection with or in the conduct of such Grantor's business, including without limitation, all goods as defined in Section 9101(2) of the Uniform Commercial Code (collectively, the "Equipment");

         (f) All present and future inventory and merchandise, including without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all recorded media, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts and documents of title relating to any of the foregoing (collectively, the "Inventory");

         (g) All present and future stocks, bonds, debentures, certificated and uncertificated securities, security entitlements, subscription rights, options, warrants, puts, calls, certificates, security accounts, commodity accounts, commodity contracts, partnership interests, limited liability compnay interests, joint venture interests and investment and/or brokerage accounts, and all other investment properties, including without limitation, the Certificates, the Pledged Securities, the Pledged Partnership Interests, the Pledged Limited Liability Company Interests and all rights, preferences, privileges, dividends, distributions (in cash or in kind), redemption payments or liquidation payments with respect thereto;

         (h) All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

         (i) All other tangible and intangible personal property of such Grantor;

         (j) All rights, remedies, powers and/or privileges of such Grantor with respect to any of the foregoing; and

         () Any and all proceeds and products of the foregoing, including without limitation, all money, accounts, general intangibles, deposit accounts, documents, instruments, chattel paper, goods, insurance proceeds and any other tangible or intangible property received upon the sale or disposition of any of the foregoing.

                  "Communications Act" has the meaning given to that term in the Credit Agreement.

                  "Copyright" means all:

(a) Copyrights, whether or not published or registered under the Copyright Act of 1976, 17 U.S.C. Section 101 et seq., as the same shall be amended from time to time and any predecessor or successor statute thereto (the "Copyright Act"), and applications for registration of copyrights, and all works of authorship and other intellectual property rights therein, including without limitation, copyrights for computer programs, source code and object code databases and related materials and documentation, and (i) all renewals, revisions, derivative works, enhancements, modifications, updates, new releases and other revisions thereof,
(ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringemens thereof and (iv) all of such Grantor's rights corresponding thereto throughout the world;

         (b) Rights under or interests in any copyright license agreements with any other party, whether Grantors are a licensee or licensor under any such license agreement and the right to use the foregoing in connnection with the enforcement of the Bank's rights under the Operative Documents; and

         (c) Copyrightable materials now or hereafter owned by such Grantor, including without limitation, all tangible property embodying the copyright described in clause (a) hereof or such copyrightable materials, and all tangible property covered by the licenses described in clause (b) hereof.

                  "Disclosure Schedule"has the meaning given to that term in the Credit Agreement.

                  "FCC" has the meaning given to that term in the Credit Agreement.

                  "FCC License" has the meaning given to that term in the Credit Agreement.

                  "FCC Rules" has the meaning given to that term in the Credit Agreement.

                  "Governmental Authority" has the meaning given to that term in the Credit Agreement.

                  "Guaranty" has the meaning given to that term in the Credit Agreement.

                  "Issuer Acknowledgement" has the meaning given to that term in
Section 3(b) of this Agreement.

                  "Liens" has the meaning given to that term in the Credit Agreement.

                  "Limited Liability Company Interests" means the entire limited liability company interest at any time owned by the Grantors in any Pledged Entity.

                  "Loans" has the meaning given to that term in the Credit Agreement.

                  "Marks" means all (a) trademarks, trademark registrations, interest under trademark license agreements, trade names, trademark applications, service marks, business names, trade styles, designs, logos and other source or business identifiers for which registrations have been issued or applied for in the United States Patent and Trademark Office or in any other office or with any other official anywhere in the world or which are used in the United States or any state, territory or possession thereof, or in any other place, nation or jurisdicion anywhere in the world, (b) licenses pertaining to any such mark whether such Grantor is licensor or licensee, (c) all income, royalties, damages and payments for past, present or future infringements thereof, (d) rights to sue for past, present and future infringements thereof, (e) rights corresponding thereto throughout the world, (f) all product specification documents and production and quality control manuals used in the manufacture of products sold under or in connection with such marks, (g) all documents that reveal the name and address of all sources of supply of, and all terms of purchase and delivery for, all materials and components used in the production of products sold under or in connection with such marks, (h) all documents constituting or concerning the then current or proposed advertising and promotion by such Grantor, their subsidiaries or licensees of products sold under or in connection with such marks, including without limitation, all documents that reveal the media used or to be used and the cost for all such advertising conducted within the described period or planned for such products and (i) renewals and proceeds of any of the foregoing.

                  "Material Adverse Effect" has the meaning given to that term in the Credit Agreement.

                  "Obligations" has the meaning given to that term in the Credit Agreement.

                  "Operative Documents" has the meaning given to that term in the Credit Agreement.

                  "Other Authorization" has the meaning given to that term in the Credit Agreement.

                  "Patents" means all (a) letters patent, design patents, utility patents, inventions and trade secrets, all patents and patent applications in the United States Patent and Trademark Office, and interests under patent license agreements, including without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether such Grantor is licensor or licensee, (c) income, royalties, damges and payments now and hereafter due and /or payable under and with respect thereto, including without limitation, damages and payments for past, present or future infringements, (d) rights to sue for past, present and future infringements thereof, (e) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issud or applied for and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing.

                  "Permitted Liens" has the meaning given to that term in the Credit Agreement.

                  "Person" has the meaning given to that term in the Credit Agreement.

                  "Partnership Interests" means the entire partnership interest at any time owned by the Grantors in any Pledged Partnership Entity.

                  "Pledge Notice" shall have the meaning ascribed to it in
Section 3(b) of this Agreement.

                  "Pledged Collateral" means the Certificates, the Pledged Securities, the Pledged Partnership Interests and the Pledged Limited Liability Company Interests.

                  "Pledged Entity" means each limited liability company set forth in Schedule 1 attached hereto, together with any other limited liability company in which any Grantor may have an interest at any time.

                  "Pledged Limited Liability Company Interests" means all limited liability company interests held by each Grantor, including, but not limited to those limited liability company interests set forth in Schedule 1 attached hereto, as such Schedule may be supplemented from time to time in accordance with the terms of this Agreement and all capital, limited liability company assets, dividends, cash, instruments and other properties from time to time received, to be received or otherwise distributed in respect of or in exchange for any or all of such interests and all certificates and instruments representing or evidencing such other property received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

                  "Pledged Partnership Entity" means each partnership interest set forth in Schedule 1 attached hereto, together with any other partnership interest in which any Grantor may have an interest at any time.

                  "Pledged Partnership Interests" means all interests in any partnership or joint venture held by each Grantor, including, but not limited to those partnership interests set forth in Schedule 1 attached hereto, as such Schedule may be supplemented from time to time in accordance with the terms of this Agreement, and all dividends, cash, instruments and other properties from time to time received, to be received or otherwise distributed in respect of or in exchange for any or all of such interests.

                  "Pledged Securities" means all shares of capital stock of each issuer in which each Grantor has an interest, including, but not limited to those shares of capital stock set forth in Schedule 1 attached hereto, as such Schedule may be supplemented from time to time in accordance with the terms of this Agreement, and all dividends, cash, instruments and other properties from time to time received, to be received or otherwise distributed in respect of or in exchange for any or all of such shares.

                  "Term" has the meaning given to that term in the Credit Agreement.

         2. Creation of Security Interest. Each Grantor, in order to secure the Obligations, does hereby grant and pledge to Bank to the extent permitted by law a security interest in and to, all right, title and interest of such Grantor in and to all presently existing and hereafter acquired Collateral. The security interest and pledge created by this Section 2 shall continue in effect so long as any Obligation remains outstanding or Bank has any obligation to make Loans under the

Credit Agreement. Notwithstanding the foregoing provisions of this Section 2, such grant of a security interest shall not extend to, and the term "Collateral" shall not include, any general intangibles of the Grantors to the extent that (but only to the extent that) (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the foregoing grant of a security interest shall extend to, and the term "Collateral" shall include, (A) any general intangible which is in the nature of an account receivable or a right to the payment of money or a proceed of, or otherwise related to the enforcement or collection of, any account receivable or right to the payment of money, or goods which are the subject of any account receivable or right to the payment of money, (B) any and all proceeds of any general intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor or other applicable party's consent with respect to any such otherwise excluded general intangibles, such general intangibles as well as any and all proceeds thereof that might have theretofor have been excluded from such grant of a security interest and the term "Collateral".

         3. Delivery of Pledged Collateral.

         (a) With respect to each Certificate on (i) the Closing Date and (ii) the day on which such Certificate shall be received or acquired by a Grantor (with respect to any Certificate received or acquired after the Closing Date that is not delivered to Senior Lender), and (iii) the day on which any such Certificate is delivered to Senior Lender, Grantor shall deliver to Bank a letter, countersigned by Senior Lender, in the form set forth in Exhibit A-1A attached hereto (the "Pledge Letter") or, if Senior Lender does not have possession of such Certificates, Grantor shall deliver to Bank the Certificates, accompanied by instruments of transfer in blank, in form and substance reasonably satisfactory to Bank.

         (b) With respect to each uncertificated Limited Liability Company Interest and each uncertificated Partnership Interest, on (i) the Closing Date (with respect to such Limited Liability Company Interests and such Partnership Interests existing on such date) and (ii) the day on which any such Limited Liability Company Interest and any such Partnership Interest shall be acquired by a Grantor (with respect to such Limited Liability Company Interests and such Partnership Interests acquired after the Closing Date), a notice in the form set forth in Exhibit A-1 attached hereto (the "Pledge Notice") shall be appropriately completed and delivered to each Pledged Entity and each Pledged Partnership Entity, notifying each Pledged Entity and each Pledged Partnership Entity of the existence of this Agreement, a certified copy of this Agreement shall be delivered by the Grantor to the relevant Pledged Entity and relevant Pledged Partnership Entity, and such Grantor shall have received and delivered to Bank a copy of such Pledge Notice, along with an acknowledgment in the form set forth in Exhibit A-2 attached hereto (the "Issuer Acknowledgment"), duly executed by the relevant Pledged Entity.

         (c) Subject to receipt of any and all necessary prior approvals required under the Communications Act and the FCC Rules, Bank shall have the right, upon the occurrence and during the continuance of an Event of Default, without notice to any of the Grantors, in connection with a commercially reasonable foreclosure sale, to transfer to, or to direct the applicable Grantor or any nominee of such Grantor to register or cause to be registered in the name of, Bank or any of its nominees any or all of the Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests. In addition, Bank shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

         4. Further Assurances.

         (a) At any time and from time to time at the reasonable written request of Bank, each Grantor shall execute and deliver to Bank, at such Grantor's expense, all such financing statements and other instruments, certificates and documents (including notices to financial institutions holding deposit accounts of any Grantor as to the security interest granted hereby) in form and substance reasonably satisfactory to Bank, and perform all such other acts as shall be necessary or reasonably desirable to fully perfect or protect or maintain, when filed, recorded, delivered or performed, Bank's security interests granted pursuant to this Agreement or to enable Bank to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall: (i) at the request of the Bank, mark conspicuously each document included in the Inventory and each other contract relating to the Accounts, and all chattel paper, instruments and other documents and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Bank, indicating that such document, contract, chattel paper, instrument or Collateral is subject to the security interest granted hereby, (ii) at the request of Bank, if any Account or contract or other writing relating thereto shall be evidenced by a promissory note or other instrument, deliver and pledge to the Bank, such note or other instrument duly endorsed and accompanied by duly executed undated instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Bank;
(iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Bank may reasonably request, in order to perfect and preserve, with the required priority, the security interests granted, or purported to be granted hereby, (iv) upon any Grantor's registration or application of any copyright under the Copyright Act, execute and deliver immediately to Bank for recordation and filing in the United States Copyright Office a Grant of Security Interest, in the form of Exhibit B attached hereto, (v) upon any Grantor's registration or application of any Patent or Mark, execute and deliver immediately to Bank for recordation and filing in the United States Patent and Trademark Office a Grant of Security Interest, in the form of Exhibit B attached hereto, and (vi) with respect to any license or agreement in which any Grantor now has or hereafter acquires an interest which by its terms prohibits assignment, such Grantor will use its best efforts to procure the consent of the counterpart party thereto.

         (b) At any time and from time to time, Bank shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, relative to the Collateral or any part thereof in each instance, and to take all such other actions as Bank may reasonably deem appropriate to perfect and to maintain perfected the security interests granted herein.

         (c) Each Grantor hereby authorizes Bank to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         (d) With respect to any Collateral consisting of securities, instruments, partnership or joint venture interests, limited liability company interests, or the like, each Grantor hereby consents and agrees that, upon the occurrence and during the continuance of an Event of Default, subject to receipt of any and all necessary prior approvals required under the Communications Act and the FCC Rules, the issuers of, or obligors on, any such Collateral, or any registrar or transfer agent or trustee for any such Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of Bank to effect any transfer or exercise any right hereunder or with respect to any such Collateral subject to the terms hereof, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

         5. Voting Rights; Dividends; etc. Subject to receipt of any and all necessary prior approvals required under the Communications Act and the FCC Rules, so long as no Event of Default shall have occurred and be continuing:

         (a) Voting Rights. Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to its Pledged Securities, its Pledged Partnership Interests and its Pledged Limited Liability Company Interests, or any part thereof, for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement or the other Operative Documents; provided, however, that each Grantor shall not exercise, or shall refrain from exercising, any such right if it would result in a Default.

         (b) Dividend and Distribution Rights. Subject to the terms of the Credit Agreement, each Grantor shall be entitled to receive and to retain and use any and all dividends or distributions paid in respect of its Pledged Securities, its Pledged Partnership Interests or its Pledged Limited Liability Company Interests; provided, however, that any and all:

             (i) non-cash dividends or distributions in the form of capital stock, certificated limited liability company interests, instruments or other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Securities, Pledged Partnership Interests, Pledged Limited Liability Company Interests,

             (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company

Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

             (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests,

         shall, except as otherwise provided for in the Credit Agreement or the other Operative Documents, forthwith be delivered to Bank, in the case of (i) above, to be held as Collateral and shall, if received by such Grantor, be received in trust for the benefit of Bank, be segregated from the other property of such Grantor and forthwith be delivered to Bank as Collateral in the same form as so received (with any necessary endorsements), and in the case of (ii) and (iii) above, to be applied to the Obligations to the extent permitted by the Credit Agreement or otherwise to be held as Collateral.

         6. Rights as to Pledged Collateral During Event of Default. When an Event of Default has occurred and is continuing, subject to receipt of any and all necessary prior approvals required under the Communications Act and the FCC
Rules:

         (a) Voting, Dividend and Distribution Rights. At the option of Bank, all rights of each Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5(a) above, and to receive the dividends and distributions which it would otherwise be authorized to receive and retain pursuant to Section 5(b) above, shall cease, and all such rights shall thereupon become vested in Bank who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and to hold as Pledged Collateral such dividends and distributions during the continuance of such Event of Default.

         (b) Dividends and Distributions Held in Trust. All dividends and other distributions which are received by any Grantor contrary to the provisions of
Section 6(a) of this Agreement shall be received in trust for the benefit of Bank, shall be segregated from other funds of such Grantor and forthwith shall be paid over to Bank as Collateral in the same form as so received (with any necessary endorsements).

         7. Irrevocable Proxy. Except for the proxy granted to Senior Lender, each Grantor hereby revokes all previous proxies with regard to its Pledged Securities, its Pledged Partnership Interests and its Pledged Limited Liability Company Interests and, subject to receipt of any and all necessary prior approvals required under the Communications Act and the FCC Rules, appoints Bank as its respective proxyholder to (a) attend and vote at any and all meetings of the shareholders of the corporation(s) which issued the Pledged Securities, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy and to execute any and all written consents of shareholders of such corporation(s) executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if such Grantor had personally attended the meetings or had personally voted its shares or had personally signed the written consents, waivers or ratification, and (b) to attend and vote at any and all meetings of the members of the Pledged Entities or partners of the Pledged Partnership Entities (whether or not such Pledged Limited Liability Company Interests or Pledged Partnership Interests are transferred into the name of Bank), and any adjournments thereof, held on or after the date of the giving of this proxy and to execute any and all written consents, waivers and ratifications of the Pledged Entities or Pledged Partnership Entities executed on or after the date of the giving of this proxy and prior to the termination of this proxy with the same effect as if such Grantor had personally attended the meetings or had personally voted on their respective Limited Liability Company Interests or Partnership Interests or had personally signed the consents, waivers or ratifications; provided, however, that Bank as proxyholder shall have rights hereunder only upon the occurrence and during the continuance of an Event of Default and subject to Section 13(j) hereof. Each Grantor hereby authorizes Bank to substitute another Person (which Person shall be a successor to the rights of Bank hereunder, a nominee appointed by Bank to serve as proxyholder, or otherwise as approved by such Grantor in writing, such approval not to be unreasonably withheld) as the proxyholder and, upon the occurrence or during the continuance of any Event of Default, hereby authorizes and directs the proxyholder to file this proxy and the substitution instrument with the secretary of the appropriate corporation. This proxy is-coupled with an interest and is irrevocable until such time as no part of any commitment to make Loans pursuant to the Credit Agreement remains outstanding and all Obligations have been indefeasibly paid in full.

         8. The Grantors' Representations and Warranties. Each Grantor represents and warrants as follows:

         (a) (i) The locations listed on the Schedule 2 constitute all locations at which Collateral owned by such Grantor is located; (ii) the chief executive office of such Grantor, where such Grantor keeps its records concerning the Collateral, is located at the address set forth for such Grantor on Schedule 3; and (iii) such Grantor has exclusive possession and control of the Collateral owned by such Grantor.

         (b) Such Grantor currently conducts business only under its own name and the trade names listed on Schedule 4. Neither such Grantor nor any corporate predecessor has, during the preceding five years, been known as or used any other corporate or fictitious name, except the names disclosed on Schedule 4.

         (c) Such Grantor is the legal and beneficial owner of the Collateral free and clear of all Liens except for Permitted Liens and restrictions imposed by the FCC Rules. Such Grantor has the power, authority and legal right to grant the security interests in the Collateral purported to be granted hereby, and to execute, deliver and perform this Agreement. The pledge of the Collateral pursuant to this Agreement creates a valid first priority security interest in the Collateral (except for any Permitted Liens).

         (d) Except as set forth on Schedule 1, the Pledged Securities described on Schedule 1 attached hereto constitute (i) all of the shares of capital stock of any Person owned by such

Grantor and (ii) that percentage of the issued and outstanding shares of the respective issuers thereof indicated on Schedule 1 attached hereto, and there is no other class of shares issued and outstanding of the respective issuers thereof except as set forth on Schedule 1 attached hereto. Except as set forth in Schedule 1, the Pledged Partnership Interests described on Schedule 1 attached hereto constitute all of the partnerships or joint ventures in which each Grantor has an interest, and such Grantor's percentage interest in each such partnership or joint venture is as set forth on such Schedule 1 attached hereto. Except as set forth in Schedule 1, the Pledged Limited Liability Company Interests described on Schedule 1 attached hereto constitute all of the Limited Liability Company Interests of each Grantor and such Grantor's percentage interest in each such Pledged Entity is as set forth on Schedule 1 attached hereto.


         (e) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority (other than such authorizations, approvals and other actions as have already been taken and are in full force and effect) is required (A) for the pledge of the Collateral or the grant of the security interest in the Collateral by any of the Grantors hereby or for the execution, delivery or, subject to approvals described in Section 13(j)(ii) hereof, performance of this Agreement by any of the Grantors, or (B) for the exercise by Bank of the voting rights in the Pledged Securities, the Pledged Partnership Interest or the Pledged Limited Liability Company Interests or of any other rights or remedies in respect of the Collateral hereunder except (1) as may be required in connection with any disposition of Collateral consisting of securities by laws affecting the offering and sale of securities generally, and (2) as may be required by the FCC Rules and the Comunications Act.

         9. Copyrights.

         (a) Royalties. Each Grantor hereby agrees that the use by Bank of the Copyrights as authorized hereunder in connection with Bank's exercise of their rights and remedies hereunder shall be without any liability for royalties or other related charges from Bank to Grantors.

         (b) Restrictions on Future Agreements. Subject to the terms hereof and of the Credit Agreement, each Grantor shall be permitted to manage, license and administer its Copyrights in such manner as such Grantor in its reasonable business judgment deems desirable, provided, however, that such Grantor will not, without the Bank's prior written consent, such consent not to be unreasonably withheld, (i) enter into any copyright license agreements except license agreements entered into in the ordinary course of its business consistent with past practices and containing such additional provisions to protect Bank's interest hereunder as Bank may from time to time reasonably request or (ii) take any action, or permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would customarily be taken by a Person in the same business and in similar circumstances as such Grantor, which could in any respect reasonably be expected to have a Material Adverse Effect.

         (c) Duties of Grantors. Each Grantor shall have the duty to:


             (i) prosecute diligently any copyright application included in the Copyrights,

             (ii) upon the occurrence and during the continuance of an Event of Default, at the request of Bank, make application for registration of such uncopyrighted but copyrightable material owned by such Grantor as Bank reasonably deems appropriate if the failure to do so could reasonably be expected to have a Material Adverse Effect,

             (iii) place notices of copyright on all copyrightable property produced or owned by such Grantor embodying the Copyrights and use diligent reasonable efforts to have its licensees do the same and

             (iv) take all reasonable action necessary in such Grantor's reasonable business judgment consistent with past practices to preserve and maintain all of Grantor's rights in the Copyrights that are or shall be necessary in the operation of Grantor's business, including, without limitation, making timely filings for renewals and extensions of registered Copyrights and diligently monitoring unauthorized use thereof, unless the failure to do so could not reasonably be expected to have a Material Adverse Effect. Any expenses incurred in connection with the foregoing shall be borne by Grantors. Bank shall have no duty with respect to the Copyrights other than to act lawfully and without gross negligence or willful misconduct. Without limiting the generality of the foregoing, Bank shall not be under any obligation to take any steps necessary to preserve rights in the Copyrights against any other parties, but Bank may do so at its option upon the occurrence and during the continuance of an Event of Default, and all reasonable expenses incurred in connection therewith shall be for the sole account of Grantors and shall be added to the Obligations.

         10. Patents and Marks.

         (a) Royalties. Each Grantor hereby agrees that any rights granted hereunder to Bank with respect to Patents and Marks shall be applicable to all jurisdictions in which such Grantor has the right to use such Patents and Marks, from time to time, and without any liability for royalties or other related charges from Bank to Grantors.

         (b) Restrictions on Future Agreements. Each Grantor will not, without Bank's prior written consent, such consent not to be unreasonably withheld, abandon any Patent or Mark in which such Grantor now owns or hereafter acquires any rights or interests if such abandonment could reasonably be expected to have a Material Adverse Effect or enter into any agreement, including, without limitation, any license agreement, which is inconsistent with such Grantor's obligations under this Agreement, if such actions could reasonably be expected to have a Material Adverse Effect. Each Grantor further agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action which would customarily be taken by a Person in the same business and in similar circumstances as such Grantor, which could reasonably be expected to have a Material Adverse Effect.

         (c) Duties of Grantors. Each Grantor shall have the duty to

             (i) prosecute diligently any patent application or trademark application pending as of the date hereof or thereafter until the Obligations shall have been indefeasibly paid in full and Bank has no obligation to make any Loans under the Credit Agreement,

             (ii) upon the occurrence and during the continuance of an Event of Default, make application on unpatented but patentable inventions owned by such Grantor and on Marks, as the case may be, as Bank reasonably deems appropriate,

             (iii) file and prosecute opposition and cancellation proceedings if the failure to do so could reasonably be expected to have a Material Adverse Effect and

             (iv) take all reasonable action necessary in such Grantor's reasonable business judgment consistent with past practices to preserve and maintain all rights in patent applications of the Patents and in applications for registrations of the Marks unless the failure so to do could not reasonably be expected to have a Material Adverse Effect. Any expenses incurred in connection with such applications shall be borne by Grantors. Each Grantor shall not abandon any right to file a Patent application or Mark application without the consent of Bank (which consent shall not be unreasonably withhold) if such abandonment could reasonably be expected to have a Material Adverse Effect. Each Grantor shall give proper statutory notice in connection with its use of each of the Marks to the extent necessary for the protection of each of the Marks. Grantors shall notify the Bank of any suits it commences to enforce the Patents and Marks and shall provide Bank with copies of any documents reasonably requested by Bank relating to such suits.

         11. Grantors' Covenants. In addition to the other covenants and agreements set forth herein and in the other Operative Documents, each Grantor covenants and agrees as follows:

         (a) Such Grantor will pay, prior to delinquency, all taxes, charges, Liens and assessments against the Collateral owned by it, except those with respect to which the amount or validity is being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Grantor and except those which could not reasonably be expected to have a Material Adverse Effect.

         (b) The Collateral will not be used in violation of any material law, regulation or ordinance or any applicable laws (including without limitation, all applicable regulations, rules and orders), nor used in any way that will void or impair any insurance required to be carried in connection therewith.

         (c) Such Grantor will keep the Collateral in reasonably good repair, working order and operating condition (normal wear and tear excluded), and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with the Collateral in all such ways as are considered customary practice by owners of like property.

         (d) Such Grantor will take all reasonable steps to preserve and protect the Collateral except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         (e) Such Grantor will maintain all insurance coverage required pursuant to Section 6.01 of the Credit Agreement.

         (f) Such Grantor will promptly notify Bank in writing in the event of any material damage to the Collateral from any source whatsoever.

         (g) Such Grantor will not (i) establish any location of Collateral not listed in Schedule 2, (ii) move its principal place of business, chief executive offices or any other office listed in Schedule 3 or (iii) adopt, use or conduct business under any trade name or other corporate or fictitious name not disclosed in Schedule 4, except upon not less than 30 days prior written notice to Bank and such Grantor's prior compliance with all applicable requirements of
Section 4 hereof necessary to perfect Bank's security interest hereunder.

         (h) Subject to the provisions of Section 15(j) hereof, such Grantor agrees to take any action which Bank may reasonably request in order to obtain from the FCC such approval as may be necessary to enable Bank to exercise and enjoy the full rights and benefits granted to them by this Agreement, including the use of such Grantor's best efforts to assist in obtaining the approval of the FCC for any action or transaction contemplated by this Agreement or any other Operative Document for which such approval is required by law.

         (i) Such Grantor shall cause all of its equipment constituting Collateral to be operated and maintained in accordance with any applicable manufacturer's manuals or instructions and the requirements of its insurance policies. Such Grantor, at its expense, shall maintain such equipment in good condition, reasonable wear and tear excepted, and will comply with all laws, ordinances and regulations to which the use and operation of such equipment may be or become subject. Such obligation shall extend to repair and replacement of any partial loss or damage to such equipment, regardless of the cause. If maintenance is mandated by the manufacturer, such Grantor shall obtain and keep in effect at all times during the Term maintenance service contracts with the vendor of such equipment or suppliers approved by Lessor, such approval not to be unreasonably withheld. All parts furnished in connection with such maintenance or repair shall immediately become part of such equipment. All such maintenance, repair and replacement services shall be immediately paid for and discharged by such Grantor with the result that no lien will attach to such equipment. Only qualified personnel of such Grantor or qualified contract personnel shall operate such equipment. Such equipment shall be used only for the purposes for which it was designed. Upon prior written notice to Lessor, such Grantor may make improvements, modifications or additions to such equipment; provided, that if such improvements, modifications or additions are not capable of being removed without causing material damage to such equipment, then Lessor's prior written consent shall be required. Upon the return of such equipment, such Grantor shall, at its expense, restore such equipment to the original configuration in accordance with the manufacturer's specifications; provided, that, with Lessor's prior written consent, such Grantor may return such equipment as so improved, modified or added to.

         12. Bank's Rights Regarding Collateral. At any time and from time to time, Bank may, to the extent necessary or desirable to protect the security hereunder, but Bank shall not be obligated to: (a) (whether or not a Default has occurred) itself or through its representatives, at its own expense, upon reasonable notice and at such reasonable times during usual business hours, visit and inspect any of the Grantors' properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and discuss the business, operations, properties and financial and other condition of any of the Grantors with officers of such Grantors and with their accountants or (b) if an Event of Default has occurred and is continuing, at the expense of the Grantors, perform any obligation of any of the Grantors under this Agreement. At any time and from time to time, at the expense of the Grantors, Bank may, to the extent necessary or desirable to protect the security hereunder, but Bank shall not be obligated to: (i) notify obligors of the Collateral that the Collateral has been pledged as security to Bank; (ii) after an Event of Default has occurred and is continuing, at any time and from time to time request from obligors of the Collateral, in the name of the applicable Grantor or in the name of Bank, information concerning the Collateral and the amounts owing thereon; and (iii) after an Event of Default has occurred and is continuing, direct obligors under the contracts included in the Collateral to direct their performance to Bank. Each Grantor shall keep proper books and records and accounts in which full, true and correct entries in conformity with GAAP and all applicable laws (including without limitation, all applicable regulations, rules and orders) shall be made of all material dealings and transactions pertaining to the Collateral. Bank shall at all reasonable times on reasonable notice have full access to and the right to audit any and all of Grantors' books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral. Bank shall not be under any duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral or to make or give any presentments for payment, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Obligations. Bank shall not be under any duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of the Grantors' therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith. Nothing contained herein or in any consent shall constitute an assumption by Bank of any of the Grantors' obligations under the contracts assigned hereunder unless Bank shall have given written notice to the counterpart to such assigned contract of Bank's intention to assume such contract. Each Grantor shall continue to be liable for performance of its obligations under such contracts.

         13. Collections on the Collateral. Except as provided to the contrary in the Credit Agreement, each Grantor shall have the right to use and to continue to make collections on and receive dividends and other proceeds of all of the Collateral in the ordinary course of business so long as no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, at the option of Bank, each Grantor's right to make collections on and receive dividends and other proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all dividends, proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by such Grantor in trust for Bank and immediately delivered in kind to Bank (duly endorsed to Bank, if required), to be applied to the obligations or held as Collateral, as Bank shall elect. Upon the occurrence and during the continuance of an Event of Default, Bank shall have the right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of any of the Grantors, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and each Grantor hereby authorizes Bank to affix, by facsimile signature or otherwise, the general or special endorsement of such Grantor, in such manner as Bank shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by Bank without appropriate endorsement, and Bank and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by such Grantor, to the same extent as though it were manually executed by the duly authorized representative of such Grantor, regardless of by whom or under what circumstances or by what authority such endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and such Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

         14. Possession of Collateral by Bank. All the Collateral now, heretofore or hereafter delivered to Bank shall be held by Bank in its possession, custody and control. Upon the occurrence and during the continuance of an Event of Default, whenever any of the Collateral is in Bank's possession, custody or control, Bank may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of the Grantors' obligations with respect thereto, or otherwise so long as consistent with the Operative Documents or transactions contemplated thereby. Bank may at any time deliver or redeliver the Collateral or any part thereof to the Grantors, and the receipt of any of the same by the Grantors shall be complete and full acquittance for the Collateral so delivered, and Bank thereafter shall be discharged from any liability or responsibility arising after such delivery to the Grantors. So long as Bank exercises reasonable care and complies with Section 9207 of the UCC with respect to any Collateral in its possession, custody or control, Bank shall have no liability for any loss of or damage to any Collateral, and in no event shall Bank have liability for any diminution in value of Collateral occasioned by economic or market conditions or events.

         15. Remedies. Provided that nothing contained in this Agreement shall be construed to give Bank or any purchaser of the Collateral the right to operate or control any aspect of the business of any of the Grantors that requires an FCC License without the prior consent of the FCC, to the extent required by law or the terms of any FCC License or the FCC Rules:

         (a) Rights Upon Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Grantors shall be in default hereunder and, subject to applicable law, Bank shall have, in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that Bank may have under this Agreement and under applicable laws or in equity, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in any such jurisdiction in effect at that time, and in addition the following rights and remedies, all of which may be exercised with or without further notice to the Grantors except such notice as may be specifically required by applicable law: (i) to foreclose the Liens and security interests created hereunder or under any other Operative Document by any available judicial procedure or without judicial process; (ii) to enter any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking possession of or removing the same; (iii) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be commercially reasonable; (iv) to notify obligors on the Collateral that the Collateral has been assigned to Bank and that all payments thereon, or performance with respect thereto, are to be made directly and exclusively to Bank; (v) to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (vi) to enter into any extension, reorganization, disposition, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith Bank may deposit or surrender control of the Collateral and/or accept other property in exchange for the Collateral as Bank reasonably deems appropriate and is commercially reasonable; (vii) to settle, compromise or release, on terms acceptable to Bank, in whole or in part, any amounts owing on the Collateral and/or any disputes with respect thereto; (viii) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of the applicable Grantor for the benefit of Bank; (ix) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, on behalf of itself or in the name of the applicable Grantor, any and all steps, actions, suits or proceedings deemed necessary or reasonably desirable by Bank to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and each Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by Bank which may release any obligor from personal liability on any of the Collateral, and each Grantor waives, to the extent permitted by applicable law, any right to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral, and any money or other property received by Bank in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by Bank or any of the Grantors, may be applied by Bank, without notice to the Grantors, to the Obligations in such order and manner as Bank in their sole discretion shall determine; (x) to insure, protect and preserve the Collateral; (xi) to exercise all rights, remedies, powers or privileges provided under any of the Operative Documents; and (xii) to remove, from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Bank may, at the cost and expense of the Grantors, use such of its supplies, equipment, facilities and space at its places of business as may be necessary or appropriate to properly administer, process, store, control, prepare for sale or disposition and/or sell or dispose of the Collateral or to properly administer and control the handling of collections and realizations thereon, and Bank shall be deemed to have a rent-free tenancy of any premises of the Grantors for such purposes and for such periods of time as reasonably required by Bank. So long as an Event of Default has occurred and is continuing, each Grantor will, at Bank's request, assemble the Collateral and make it available to Bank at places which Bank may designate, whether at the premises of such Grantor or elsewhere, and will make available to Bank, free of cost, all premises, equipment and facilities of such Grantor for the purpose of Bank's taking possession of the Collateral or storing the same or removing or putting the Collateral in salable form or selling or disposing of the same.

         (b) Possession by Bank. Upon the occurrence and during the continuance of an Event of Default, Bank also shall have the right, without notice or demand, either in person, by Bank or by a receiver to be appointed by a court in accordance with the provisions of applicable law (and each Grantor hereby expressly consents, to the fullest extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default to the appointment of such a receiver), and, to the extent permitted by applicable law, without regard to the adequacy of any security for the Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. The taking possession of the Collateral by Bank shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

         (c) Sale of Collateral. Any public or private sale or other disposition of the Collateral may be held at any office of Bank, or at the Grantors' places of business, or at any other place permitted by applicable law, and without the necessity of the Collateral being within the view of prospective purchasers. Bank may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine provided such sale is commercially reasonable, and each Grantor expressly waives, to the extent permitted by applicable law, any right to direct the order and manner of sale of any Collateral. Bank or any Person acting on Bank's behalf may bid and purchase at any such sale or other disposition. In furtherance of Bank's rights hereunder, each Grantor hereby grants to Bank an irrevocable, non-exclusive license (exercisable without royalty or other payment by Bank) to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property in which Grantor now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored; provided, however, that such license shall only be exercisable in connection with the disposition of Collateral upon Bank's exercise of its remedies hereunder.

         (d) Notice of Sale. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Bank will give the Grantors reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made. The requirement of reasonable notice conclusively shall be met if: (i) such notice is mailed, certified mail, postage prepaid, to the Grantors at their addresses set forth on the signature page hereto or delivered or otherwise sent to the Grantors, at least five (5) Business Days before the date of the sale or (ii) if Grantors have previously executed any applications for consent to the assignment of any FCC Licenses or for consent to the transfer of control of any holder of such licenses. Each Grantor expressly waives, to the fullest extent permitted by applicable law, any right to receive notice of any public or private sale of any Collateral or other security for the Obligations except as expressly provided for in this paragraph. Bank shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. Bank may, without notice or publication, except as required by applicable law, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice (except as required by applicable law), be made at the time and place to which the same was so adjourned.

         (e) Private Sales. With respect to any Collateral consisting of securities, partnership interests, limited liability company interests, joint venture interests or the like, and whether or not any of such Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable laws, Bank may, in its sole and absolute discretion, sell all or any part of such Collateral at private sale in such manner and under such circumstances as Bank may deem necessary or advisable in order that the sale may be lawfully conducted in a commercially reasonable manner. Without limiting the foregoing, Bank may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any such Collateral is sold at private sale, each Grantor agrees to the extent permitted by applicable law that if such Collateral is sold for a price which is commercially reasonable, then (A) the Grantors shall not be entitled to a credit against the Obligations in an amount in excess of the purchase price, and (B) Bank shall not incur any liability or responsibility to the Grantors in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Each Grantor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by Bank of any such Collateral for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral or Collateral that is privately traded.

         (f) Title of Purchasers. Upon consummation of any sale of Collateral hereunder, Bank shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of any Grantor or any other Person claiming through any Grantor, and each Grantor hereby waives (to the extent permitted by applicable laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral is made on credit or for future delivery, Bank shall not be required to apply any portion of the sale price to the Obligations until such amount actually is received by Bank, and any Collateral so sold may be retained by Bank until the sale price is paid in full by the purchaser or purchasers thereof. Bank shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

         (g) Disposition of Proceeds of Sale. The proceeds resulting from the collection, liquidation, sale or other disposition of the Collateral shall be applied, first, to the reasonable costs and expenses (including reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting and liquidating the Collateral, and the like; second, to the satisfaction of all Obligations; and third, any surplus remaining after the satisfaction of all Obligations, to be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

         (h) Certain Waivers. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands against Bank arising out of the repossession, retention or sale of the Collateral, or any part or parts thereof, except to the extent any such claims, damages and awards arise out of the gross negligence or willful misconduct of Bank.

         (i) Remedies Cumulative. The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any other rights and remedies provided by law or equity.

         (j) Compliance with Communications Act and FCC Rules and Regulations.

             (i) Notwithstanding any other provision of this Agreement, any foreclosure on, sale, transfer or other disposition of, or the exercise of any right to vote or consent with respect to, any of the Collateral as provided herein or any other action taken or proposed to be taken by Bank hereunder which would affect the operational, voting or other control of any entity holding an FCC License shall be made in accordance with the Communications Act, the terms of each FCC License, and any applicable FCC Rules, including any requirement that there be a public or private sale.

             (ii) If an Event of Default shall have occurred and be continuing, each Grantor shall take any action which Bank may request in the exercise of its rights and remedies under this Agreement, including, but not limited to, the execution and delivery of any documents requested by Bank, in order to transfer and assign to Bank or to one or more third parties as Bank may designate, including, but not limited to, a receiver or trustee or to a combination of the foregoing, the Collateral for the purposes of a public or private sale. Upon the occurrence and during the continuance of an Event of Default, each Grantor shall further use its best efforts to assist in obtaining the approval of the FCC (and that required by any other Governmental Authority) for any action or transaction contemplated by this Agreement, including without limitation, the preparation, execution and filing with the FCC of the assignor's or transferor's portion of any application or applications for consent to the assignment of any FCC License or transfer of control of any entity holding or controlling any FCC License as may be necessary or appropriate under the FCC Rules. Each Grantor further agrees that, because of the unique nature of its undertaking in this Section 13(j), the same may be specifically enforced, and it hereby waives, and agrees to waive, any claim or defense that Bank would have an adequate remedy at law for the breach of this undertaking and any requirement for the posting of bond or other security. Each Grantor hereby agrees that in the event that such Grantor has been given five Business

Days' prior written notice telecopied to its telecopier number set forth on the signature page hereto and such Grantor has not responded by executing any such applications or other instruments, the clerk of the court of any court of competent jurisdiction may execute in the place of such Grantor any application or other instrument necessary or appropriate for the obtaining of such consent. This Section 13(j) shall not be deemed to limit any other rights of Bank available under applicable law and consistent with the Communications Act and the applicable FCC Rules.

         16. Notice. Bank shall use reasonable efforts to give the Grantors prior written notice of the exercise of any remedy provided for herein, provided that the failure to give such notice shall not subject Bank to liability and shall not affect the validity or exercise of any remedy hereunder.

         17. Bank Appointed Attorney-in-Fact. To the full extent permitted by applicable law, including the Communications Act and FCC Rules, each Grantor hereby irrevocably appoints Bank as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor, and in the name of such Grantor, or otherwise, from time to time, in Bank's sole and absolute discretion to do any of the following acts or things upon the occurrence and during the continuance of an Event of Default: (a) to do all acts and things and to execute all documents necessary or advisable to perfect and continue perfected the security interests created by this Agreement and to preserve, maintain and protect the Collateral; (b) to do any and every act which such Grantor is obligated to do under this Agreement; (c) to prepare, sign, file and record, in such Grantor's name, any financing statement covering the Collateral; (d) to endorse and transfer the Collateral upon foreclosure by Bank; and (e) to file any claims or take any action or institute any proceedings which Bank may reasonably deem necessary or desirable for the protection or enforcement of any of the rights of Bank with respect to any of the Collateral; provided, however, that Bank shall be under no obligation whatsoever to take any of the foregoing actions, and Bank shall have no liability or responsibility for any act or omission (other than Bank's own gross negligence or willful misconduct) taken with respect thereto.

         18. Costs and Expenses. Each Grantor shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Bank in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Agreement (not to exceed $50,000),
(ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Bank in connection with the preparation, execution and delivery of amendments and waivers hereunder and (iii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Bank in connection with the enforcement or attempted enforcement of this Agreement or any of the Obligations or in preserving any of Bank's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Operative Documents or the Obligations or any bankruptcy or similar proceeding involving such Grantor, any other Grantor, Borrower or any of their Affiliates).

         19. Transfers and Other Liens. Each Grantor agrees that, except as specifically permitted under the Credit Agreement or any other Operative Document, it will not (a) sell, assign, exchange, transfer or otherwise dispose of, or contract to sell, assign, exchange, transfer or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (b) create or permit to exist any Lien upon or with respect to any of the Collateral, except for legally permissible Liens in favor of Bank or otherwise permitted under the Credit Agreement or any other Operative Document.

         20. Other Agreements; Governing Agreement. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other Operative Document executed by the Grantors or any other Person in connection with the Obligations, but each and every term and condition hereof shall be in addition thereto; provided, however, that in the event of inconsistency between this Agreement and the Credit Agreement, the Credit Agreement shall govern.

         21. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

         22. Understandings With Respect to Waivers and Consents. Each Grantor warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Grantor otherwise may have against Bank or others, or against any Collateral. If any of the waivers or consents herein are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

         23. Indemnity. Each Grantor shall indemnify, reimburse and hold Bank, each of Bank's members, and each of their respective successors, assigns, agents, officers, directors, shareholders, servants, agents and employees harmless from and against all liabilities, losses, damages, actions, suits, demands, claims of any kind and nature (including claims relating to environmental discharge, cleanup or compliance), all costs and expenses whatsoever to the extent they may be incurred or suffered by such indemnified party in connection therewith (including reasonable attorneys' fees and expenses), fines, penalties (and other charges of applicable governmental authorities), licensing fees relating to any item of Collateral, damage to or loss of use of property (including consequential or special damages to third parties or damages to Borrower's property), or bodily injury to or death of any person (including any agent or employee of Borrower) (each, a "Claim"), directly or indirectly relating to or arising out of the use of the proceeds of the Loan, the falsity of any representation or warranty of such Grantor or such Grantor's failure to comply with the terms of this Agreement or any other Operative Document during the Term. The foregoing indemnity shall cover, without limitation, (i) any Claim in connection with a design or other defect (latent or patent) in any item of equipment included in the Collateral, (ii) any Claim for infringement of any patent, copyright, trademark or other intellectual property right, (iii) any Claim resulting from the presence on or under or the escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Materials on the premises of such Grantor, including any Claims asserted or arising under any Environmental Law, or (iv) any Claim for negligence or strict or absolute liability in tort; provided, however, that such Grantor shall not indemnify Bank for any liability incurred by Bank as a result of Bank's gross negligence or willful misconduct. Such indemnities shall continue in full force and effect, notwithstanding the expiration or termination of this Agreement. Upon an indemnitee's written demand, such Grantor shall assume and diligently conduct, at its sole cost and expense, the entire defense of Bank, each of its members, and each of their respective agents, employees, directors, officers, shareholders, successors and assigns, using counsel reasonably acceptable to such indemnitee against any indemnified Claim. Such Grantor shall not settle or compromise any Claim against or involving Bank without first obtaining Bank's written consent thereto, which consent shall not be unreasonably withheld. If Bank elects to assume its own defense in connection with an indemnified Claim, then Bank shall not settle or compromise such Claim without first obtaining such Grantor's written consent thereto, which consent shall not be unreasonably withheld, provided that if such Grantor does not consent thereto, then Borrower shall post security or a bond in the amount of such Claim for the benefit of the Bank.

         24. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantors herefrom (other than supplements to the Schedules hereto in accordance with the terms of this Agreement) shall in any event be effective unless the same shall be in writing and made in accordance with of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         25. Notices. All notices and other communications provided for hereunder shall be given in the manner and to the addresses set forth either in the Credit Agreement or in the Guaranty dated as of even date herewith made by the Grantors.

         26. Continuing Security Interest: Transfer of Notes; Termination. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until indefeasible payment in full of the Obligations and the termination or expiration of Bank's obligation to make Loans under the Credit Agreement, (ii) be binding upon each Grantor, their successors and assigns and (iii) inure, together with the rights and remedies of Bank hereunder, to the benefit of Bank and any successor Bank, subject to the terms and conditions of the Credit Agreement. Subject to the terms of the Credit Agreement, any Bank may assign or otherwise transfer any Loan, or any rights in Collateral held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Bank or Bank herein or otherwise. Nothing set forth herein or in any other Operative Document is intended or shall be construed to give to any other party any right, remedy or claim under, to or in respect of this Agreement or any other Operative Document or any Collateral. The Grantors' successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor, provided that, except as otherwise permitted under the Credit Agreement or any other Operative Document, none of the rights or obligations of the Grantors hereunder may be assigned or otherwise transferred without the prior written consent of Bank.

         27. Release of the Grantors. This Agreement and all obligations of each Grantor hereunder and all security interests granted hereby shall be released and terminated when all Obligations have been paid in full in cash and when Bank's obligation to make Loans under the Credit Agreement has expired or have otherwise been terminated. Upon such release and termination of all Obligations and the security interest hereunder, all rights in and to the Collateral granted or pledged by the Grantors hereunder shall automatically revert to the Grantors, and Bank shall return any pledged Collateral in their possession to the Grantors, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to the Grantors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of the interests of Bank arising under this Agreement, all as reasonably requested by, and at the sole expense of, the Grantors.

         28. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

         29. Jury Trial. EACH GRANTOR AND BANK, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

         30. Limitation of Liability. NO CLAIM MAY BE MADE BY ANY GRANTOR AGAINST BANK OR THE MEMBERS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OF BANK FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM (WHETHER BASED UPON ANY BREACH OF CONTRACT, TORT, BREACH OF STATUTORY DUTY OR ANY OTHER THEORY OF LIABILITY) ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH AND EACH GRANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT NOW ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         31. Covenant Not to Issue Uncertificated Securities. Each Grantor covenants to Bank that any Pledged Securities held by them shall be in certificated form (as contemplated by Article 8 of the Uniform Commercial Code), and that it will not seek to convert all or any part of any Pledged Securities into uncertificated form (as contemplated by Article 8 of the Uniform Commercial Code).

         32. Covenant Not to Dilute Interests of Secured Party in Securities. Each Grantor represents, warrants and covenants to Bank that it will (a) not at any time cause or permit any Subsidiary that is an issuer of Pledged Securities to issue any capital stock or any warrant options or other rights to acquire any capital stock, other than to such Grantor or as otherwise permitted under the Credit Agreement and (b) pledge to Bank in accordance with the terms hereof, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other securities of each issuer of Pledged Securities.

         33. Pledged Limited Liability Company Interests/Covenant Not to Dilute. Each Grantor represents, warrants and covenants to Bank that it will (a) not at any time cause or permit any Pledged Entities to issue any additional membership interests or any other rights or options to acquire any additional limited liability company interests, other than to the Grantors or as otherwise permitted under the Credit Agreement, and (b) pledge to Bank in accordance with the terms hereof, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Limited Liability Company Interests of each Pledged Entity.

         34. Pledged Partnership Interests/Covenant Not to Dilute. Each Grantor represents, warrants and covenants to Bank that it will (a) not at any time cause or permit any Pledged Partnership Entities to issue any additional partnership interests or any other rights or options to acquire any additional partnership interests, other than to the Grantors or as otherwise permitted under the Credit Agreement, and (b) pledge to Bank in accordance with the terms hereof, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Partnership Interests of each Pledged Partnership Entity.

                  IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.



                                       CHADMOORE WIRELESS GROUP, INC.



                                       By: /s/ Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                       CHADMOORE COMMUNICATIONS, INC.



                                       By: /s/ Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       PTT TANNER, INC.



                                       By:  /s/ Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       PTT BEACON HILL, INC.



                                       By:  /s/ Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President

                                       PTT OF NEVADA, INC.



                                       By:  /s/ Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       CMRS SYSTEMS, INC.



                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                     CHADMOORE COMMUNICATIONS OF TENNESSEE, INC.



                                       By:  /s/ Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       PTT COMMUNICATIONS OF RICHMOND, LLC



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager



                                       PTT MAPLE, INC.



                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President

                                       PTT COMMUNICATIONS OF HUNTSVILLE, LLC



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager



                                       PTT BURTON, INC.



                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       PTT COMMUNICATIONS OF FORT WAYNE, LLC



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager


                                       PTT COMMUNICATIONS OF ROANOKE, LLC



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager


                                       PTT TRISTAN, INC.



                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President

                                       PTT COMMUNICATIONS OF AUSTIN, LLC



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager



                                       PTT COMMUNICATIONS OF JACKSONVILLE, LLC



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager



                                       PTT COMMUNICATIONS OF VIRGINIA BEACH,LLC



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager




                                       PTT ROSELAND, INC.



                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                       PTT ARTINA, INC.

                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                       PTT FRANKLIN, INC.



                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       PTT CHACO, INC.



                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       800 SMR NETWORK, INC.



                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       PTT COMMUNICATIONS OF BATON ROUGE
                                       LIMITED



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager



                                       PTT COMMUNICATIONS OF LAKE CHARLES,  LLC

                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager



                                       PTT COMMUNICATIONS OF BAY CITY, LLC



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager


                                       BARCLAYS BANK PLC



                                       By:  /s/Philip Capparis
                                       Name:  Philip Capparis
                                       Title:  Director

                                   Exhibit A-1
                                   -----------
To Security Agreement


                              FORM OF PLEDGE NOTICE

                             [Letterhead of Grantor]



                                                                    [Date]


TO:      [Name of Pledged Entity]


         Notice is hereby given that, pursuant to the Security Agreement (a true and correct copy of which is attached hereto), dated as of [Date] (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Security Agreement"), among [NAME OF GRANTOR] (the "Grantor"), the other pledgors from time to time party thereto and BARCLAYS BANK PLC(the "Bank"), the Grantor has pledged and assigned to the Bank, and granted to the Bank a continuing security interest in, all right, title and interest of the Grantor, whether now existing or hereafter arising or acquired, as a [[limited partner] [general partner]] [member] in [NAME OF PLEDGED ENTITY] (the ["Partnership"] ["LLC"]), and in, to and under the [TITLE OF APPLICABLE AGREEMENT] (the "[Partnership] [LLC] Agreement"), including, without limitation:

         (i) all the capital of the [Partnership] [LLC] and the Grantor's interest in all profits, income, surplus, losses, [Partnership] [LLC] assets and other distributions to which the Grantor shall at any time be entitled in respect of such [Partnership] [Membership] interest;

         (ii) all other payments due or to become due to the Grantor in respect of such [partnership [limited liability company] interest, whether under the [Partnership] [LLC] Agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

         (iii) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under the [Partnership] [LLC] Agreement or at law or otherwise in respect of such [Partnership] [Membership] Interest;

         (iv) all present and future claims, if any, of the Grantor against the [Partnership [LLC] for moneys loaned or advanced, for services rendered or otherwise;

         (v) all of the Grantor's rights under the [Partnership] [LLC] Agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Grantor relating to the [Partnership] [Membership] Interest, including any power to terminate, cancel or modify the [Partnership] [LLC] Agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Grantor in respect of the [Partnership] [Membership] Interest and the [Partnership] [LLC], to make determinations, to exercise any election (including, but not limited, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

         (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

         (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing.



         Pursuant to the Security Agreement, the [Partnership] [LLC] is hereby authorized and directed to register the Grantor's pledge to the Bank of the interest of the Grantor on the [Partnership's] [LLC's] books.

         The Grantor hereby requests the [Partnership] [LLC] to indicate the [Partnership's] [LLC's] acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy hereof where indicated on the attached page and returning the same to the Bank.

                                        [NAME OF GRANTOR]
                                        By
                                          --------------------------------------
                                        Name:
                                        Title:

                                   Exhibit A-2
                                   -----------
To Security Agreement


                          FORM OF ISSUER ACKNOWLEDGMENT
                          -----------------------------

         [NAME OF PLEDGED ENTITY] (the ["Partnership"] ["LLC"]) hereby acknowledges receipt of a copy of the assignment by [NAME OF GRANTOR] ("Grantor") of its interest under the [TITLE OF APPLICABLE AGREEMENT] (the "[Partnership] [LLC] Agreement") pursuant to the terms of the Security Agreement, dated as of [Date] (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Security Agreement"), among the Grantor, the other grantors from time to time party thereto, and BARCLAYS BANK PLC (the "Bank"). The undersigned hereby further confirms (i) the registration of the Grantor's pledge of its interest to the Bank on behalf of the Secured Creditors on the [Partnership's] [LLC's] books and (ii) upon receipt from the Bank of a notice stating that an "Event of Default" has occurred and is continuing, subject to applicable law, including the Communications Act and the FCC Rulees, the undersigned shall only comply with instructions originated by the Bank with respect to the pledge of the interest referred to above notwithstanding contrary instructions given by any other person or entity, including the Grantor until such time as otherwise notified by the Bank.

Dated:   _______, ____

                                        [NAME OF PLEDGED ENTITY]
                                        BY
                                           -------------------------------------
                                        Name:
         Title:

                                    Exhibit B
                                    ---------

                              To Security Agreement
                              ---------------------

                            [SEPARATE INSTRUMENT FOR
                            EACH FORM OF COLLATERAL]


         GRANT OF SECURITY INTEREST

                        [PATENTS][TRADEMARKS][COPYRIGHTS]



THIS GRANT OF SECURITY INTEREST, dated as of ________________, 199_, is executed by [GRANTOR], a [state of incorporation] corporation ("Grantor"), in favor of BARCLAYS BANK PLC ("Secured Party").

         A. Pursuant to a Senior Secured Credit Agreement, dated as of [Date] (the "Credit Agreement"), among Chadmoore Wireless Group, Inc. ("Chadmoore"), the subsidiaries of Chadmoore party thereto (collectively, the "Subsidiaries," and together with Chadmoore, the "Borrowers") and Secured Party, Secured Party has agreed to extend certain credit facilities to Borrowers upon the terms and subject to the conditions set forth therein.

         [B. Grantor owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedules 1-A and 1-B annexed hereto as part hereof (collectively, the "Patents");]

         [B. Grantor has adopted, used and is using the trademarks, more particularly described on Schedules 1-A and 1-B annexed hereto as part hereof, which trademarks are registered or subject to an application for registration in the United States Patent and Trademark Office (collectively, the "Trademarks");]

         [B. Grantor owns the copyrights registered in the United States Copyright Office, more particularly described on Schedule 1-A annexed hereto as part hereof (collectively, the "Copyrights");]

         C. Grantor has entered into a Security Agreement dated the date hereof (the "Security Agreement") in favor of Secured Party; and

         [D. Pursuant to the Security Agreement, Grantor has granted to Secured Party a security interest in all right, title and interest of Grantor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations, as defined in the Security Agreement;

         [D. Pursuant to the Security Agreement, Grantor has granted to Secured Party a security interest in all right, title and interest of Grantor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the customer lists and records related to the Trademarks and the applications and registrations thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Obligations, as defined in the Security Agreement;]

         [D. Pursuant to the Security Agreement, Grantor has granted to Secured Party a security interest in all right, title and interest of Grantor in and to the Copyrights and the registrations thereof, together with any renewals or extensions thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Copyrights (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations, as defined in the Security Agreement;]


         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby further grant to Secured Party a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

         Secured Party's address is:                 BARCLAYS BANK PLC
                                                     222 Broadway
                                                     New York, NY  10038

IN WITNESS WHEREOF, Grantor has caused this instrument to be executed as of the day and year first above written.


[GRANTOR]



         By:

         Name:
              ---------------------------------------

Title:
      --------------------------------------


STATE OF NEVADA                     )
                                            )
COUNTY OF                           )
          --------------------------

         On _______________________________ __________, 199___ before me,
_________________________, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in her/her/their authorized capacity(ies), and that by his/her/their signature(s) on such instrument the person or entity on behalf of which the person(s) acted executed the instrument.

              WITNESS my hand and official seal.




              Signature                                                 (Seal)
                        ----------------------------------


Exhibit 10.3
                               SECURITY AGREEMENT

                  This SECURITY AGREEMENT ("Agreement"), dated as of August 31, 2000 is made between each entity set forth on the signature pages hereto as a grantor (each such entity and each entity which hereafter executes and delivers a Borrower Joinder in substantially the form of Exhibit E to the Credit Agreement or a Subsidiary Joinder in substantially the form of Attachment 1 to the Guaranty (as defined below) to be referred to herein as a "Grantor", and collectively as, the "Grantors") and BARCLAYS BANK PLC ("Bank").

                                    RECITALS

         A. Bank is entering into a Credit Agreement, dated as of August 31, 2000 (such agreement, as it may hereafter be amended or modified, the "Credit Agreement" with Chadmoore Wireless Group, Inc. ("Chadmoore") and a Guaranty of even date herewith with the subsidiaries of Chadmoore (collectively, the "Subsidiaries").

         B. It is a condition precedent to the extension of credit by Bank under the Credit Agreement that each Grantor shall have executed and delivered this Agreement and shall have granted a security interest in all of its assets to Bank in accordance herewith.

         C. Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein.

                                    AGREEMENT

                  NOW, THEREFORE, in order to induce Bank to enter into the Credit Agreement and for other good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, each Grantor hereby represents, warrants, covenants, agrees and grants as follows:

         1. Definitions. Unless the context otherwise requires, terms defined in the Uniform Commercial Code of the State of New York (the "Uniform Commercial Code") and not otherwise defined in this Agreement or in the Credit Agreement shall have the meanings defined for those terms in the Uniform Commercial Code. In addition, the following terms shall have the meanings respectively set forth after each:

                  "Certificates" means all certificates, instruments and other documents now or hereafter representing or evidencing any Pledged Securities or Pledged Limited Liability Company Interests.

                  "Closing Date" shall mean the date of this Agreement.

                  "Collateral" means and includes all present and future right, title, interest, claims and demands of each Grantor in or to any personal property or assets whatsoever, whether now owned or existing or hereafter arising or acquired and wheresoever located, and all hereafter arising or acquired and wheresoever located, and all rights and powers of such Grantor to transfer any interest in or to any personal property or assets whatsoever, including without limitation, any and all of the following personal property:

         (a) All present and future acounts, accounts receivable, agreements, guaranties, contracts (including without limitation management agreements, leases, contract rights and rights to payment (collectively, the "Accounts"), together with all instruments, documents, chattel paper, security agreements, guaranties, undertakings, surety bonds, insurance policies, notes and drafts, and all forms of obligations owing to such Grantor or to which such Grantor may have an interest, however created or arising;

         (b) All present and future general intangibles, including without limitation, (i) each FCC License and each Other Authorization described on Schedules 1.01(a)(1), 1.01(a)(2) and 1.01(a)(3) of the Nextel Agreement and including without limitation, all of such Grantor's rights under or relating to any FCC License or any Other Authorization and the proceeds of any FCC License or Other Authorization; provided, however, that the Collateral does not include at any time any FCC License to the extent, but only to the extent, that such Grantor is prohibited at that time from granting a security interest therein pursuant to the Communications Act and the FCC Rules, but includes, to the maximum extent permitted by law, all of such Grantor's proprietary rights vis-a-vis third parties under or relating to any FCC License and the rights to receive all proceeds derived from or in connection with the sale, assignment or transfer of such FCC License, (ii) all tax refunds of every kind and nature to which such Grantor now or hereafter may become entitled, however arising, (iii) all other refunds, (iv) all commitments to extend financing to such Grantor, (v) all deposits, (vi) all goodwill, (vii) all choses in action, (viii) all insurance proceeds, and (ix) all trade secrets, computer programs, software, customer lists, trademarks, trade names, patents, licenses, copyrights, tecnology, processes and proprietary information, including without limitation, the Copyrights, the Patents and the Marks and the goodwill of such Grantor's business connected with and symbolized by the Marks;

         (c) All present and future demand, time, savings, passbook, deposit and like accounts (general or special) (collectively, the "Deposit Accounts") in which such Grantor has any interest which is maintained with any bank, savings and loan association, credit union or like organization and all money, cash and cash equivalents of such Grantor, whether or not deposited in any Deposit Account;

         (d) All present and future books and records, including without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to such Grantor, all receptacles and containers for such records, and all files and correspondence;

         (e) All present and future goods, including without limitation, all equipment, machinery, audio and/or video recording equipment, transmitting towers, transmitters, broadcasting equipment, videotapes, audio tapes, DAT tapes and other recorded media, tools, molds, dies, furniture, furnishings, fixtures, trade fixtures and all other goods used in connection with or in the conduct of such Grantor's business, including without limitation, all goods as defined in Section 9101(2) of the Uniform Commercial Code (collectively, the "Equipment");

         (f) All present and future inventory and merchandise, including without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all recorded media, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with any of the foregoing, and all bills of lading, warehouse receipts and documents of title relating to any of the foregoing (collectively, the "Inventory");

         (g) All present and future stocks, bonds, debentures, certificated and uncertificated securities, security entitlements, subscription rights, options, warrants, puts, calls, certificates, security accounts, commodity accounts, commodity contracts, partnership interests, limited liability compnay interests, joint venture interests and investment and/or brokerage accounts, and all other investment properties, including without limitation, the Certificates, the Pledged Securities, the Pledged Partnership Interests, the Pledged Limited Liability Company Interests and all rights, preferences, privileges, dividends, distributions (in cash or in kind), redemption payments or liquidation payments with respect thereto;

         (h) All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

         (i) All other tangible and intangible personal property of such Grantor;

         (j) All rights, remedies, powers and/or privileges of such Grantor with respect to any of the foregoing; and

         () Any and all proceeds and products of the foregoing, including without limitation, all money, accounts, general intangibles, deposit accounts, documents, instruments, chattel paper, goods, insurance proceeds and any other tangible or intangible property received upon the sale or disposition of any of the foregoing.

                  "Communications Act" has the meaning given to that term in the Credit Agreement.

                  "Copyright" means all:

(a) Copyrights, whether or not published or registered under the Copyright Act of 1976, 17 U.S.C. Section 101 et seq., as the same shall be amended from time to time and any predecessor or successor statute thereto (the "Copyright Act"), and applications for registration of copyrights, and all works of authorship and other intellectual property rights therein, including without limitation, copyrights for computer programs, source code and object code databases and related materials and documentation, and (i) all renewals, revisions, derivative works, enhancements, modifications, updates, new releases and other revisions thereof,
(ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringemens thereof and (iv) all of such Grantor's rights corresponding thereto throughout the world;

         (b) Rights under or interests in any copyright license agreements with any other party, whether Grantors are a licensee or licensor under any such license agreement and the right to use the foregoing in connnection with the enforcement of the Bank's rights under the Operative Documents; and

         (c) Copyrightable materials now or hereafter owned by such Grantor, including without limitation, all tangible property embodying the copyright described in clause (a) hereof or such copyrightable materials, and all tangible property covered by the licenses described in clause (b) hereof.

                  "Disclosure Schedule"has the meaning given to that term in the Credit Agreement.

                  "FCC" has the meaning given to that term in the Credit Agreement.

                  "FCC License" has the meaning given to that term in the Credit Agreement.

                  "FCC Rules" has the meaning given to that term in the Credit Agreement.

                  "Governmental Authority" has the meaning given to that term in the Credit Agreement.

                  "Guaranty" has the meaning given to that term in the Credit Agreement.

                  "Issuer Acknowledgement" has the meaning given to that term in
Section 3(b) of this Agreement.

                  "Liens" has the meaning given to that term in the Credit Agreement.

                  "Limited Liability Company Interests" means the entire limited liability company interest at any time owned by the Grantors in any Pledged Entity.

                  "Loans" has the meaning given to that term in the Credit Agreement.

                  "Marks" means all (a) trademarks, trademark registrations, interest under trademark license agreements, trade names, trademark applications, service marks, business names, trade styles, designs, logos and other source or business identifiers for which registrations have been issued or applied for in the United States Patent and Trademark Office or in any other office or with any other official anywhere in the world or which are used in the United States or any state, territory or possession thereof, or in any other place, nation or jurisdicion anywhere in the world, (b) licenses pertaining to any such mark whether such Grantor is licensor or licensee, (c) all income, royalties, damages and payments for past, present or future infringements thereof, (d) rights to sue for past, present and future infringements thereof, (e) rights corresponding thereto throughout the world, (f) all product specification documents and production and quality control manuals used in the manufacture of products sold under or in connection with such marks, (g) all documents that reveal the name and address of all sources of supply of, and all terms of purchase and delivery for, all materials and components used in the production of products sold under or in connection with such marks, (h) all documents constituting or concerning the then current or proposed advertising and promotion by such Grantor, their subsidiaries or licensees of products sold under or in connection with such marks, including without limitation, all documents that reveal the media used or to be used and the cost for all such advertising conducted within the described period or planned for such products and (i) renewals and proceeds of any of the foregoing.

                  "Material Adverse Effect" has the meaning given to that term in the Credit Agreement.

                  "Obligations" has the meaning given to that term in the Credit Agreement.

                  "Operative Documents" has the meaning given to that term in the Credit Agreement.

                  "Other Authorization" has the meaning given to that term in the Credit Agreement.

                  "Patents" means all (a) letters patent, design patents, utility patents, inventions and trade secrets, all patents and patent applications in the United States Patent and Trademark Office, and interests under patent license agreements, including without limitation, the inventions and improvements described and claimed therein, (b) licenses pertaining to any patent whether such Grantor is licensor or licensee, (c) income, royalties, damges and payments now and hereafter due and /or payable under and with respect thereto, including without limitation, damages and payments for past, present or future infringements, (d) rights to sue for past, present and future infringements thereof, (e) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issud or applied for and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing.

                  "Permitted Liens" has the meaning given to that term in the Credit Agreement.

                  "Person" has the meaning given to that term in the Credit Agreement.

                  "Partnership Interests" means the entire partnership interest at any time owned by the Grantors in any Pledged Partnership Entity.

                  "Pledge Notice" shall have the meaning ascribed to it in
Section 3(b) of this Agreement.

                  "Pledged Collateral" means the Certificates, the Pledged Securities, the Pledged Partnership Interests and the Pledged Limited Liability Company Interests.

                  "Pledged Entity" means each limited liability company set forth in Schedule 1 attached hereto, together with any other limited liability company in which any Grantor may have an interest at any time.

                  "Pledged Limited Liability Company Interests" means all limited liability company interests held by each Grantor, including, but not limited to those limited liability company interests set forth in Schedule 1 attached hereto, as such Schedule may be supplemented from time to time in accordance with the terms of this Agreement and all capital, limited liability company assets, dividends, cash, instruments and other properties from time to time received, to be received or otherwise distributed in respect of or in exchange for any or all of such interests and all certificates and instruments representing or evidencing such other property received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

                  "Pledged Partnership Entity" means each partnership interest set forth in Schedule 1 attached hereto, together with any other partnership interest in which any Grantor may have an interest at any time.

                  "Pledged Partnership Interests" means all interests in any partnership or joint venture held by each Grantor, including, but not limited to those partnership interests set forth in Schedule 1 attached hereto, as such Schedule may be supplemented from time to time in accordance with the terms of this Agreement, and all dividends, cash, instruments and other properties from time to time received, to be received or otherwise distributed in respect of or in exchange for any or all of such interests.

                  "Pledged Securities" means all shares of capital stock of each issuer in which each Grantor has an interest, including, but not limited to those shares of capital stock set forth in Schedule 1 attached hereto, as such Schedule may be supplemented from time to time in accordance with the terms of this Agreement, and all dividends, cash, instruments and other properties from time to time received, to be received or otherwise distributed in respect of or in exchange for any or all of such shares.

                  "Term" has the meaning given to that term in the Credit Agreement.

         2. Creation of Security Interest. Each Grantor, in order to secure the Obligations, does hereby grant and pledge to Bank to the extent permitted by law a security interest in and to, all right, title and interest of such Grantor in and to all presently existing and hereafter acquired Collateral. The security interest and pledge created by this Section 2 shall continue in effect so long as any Obligation remains outstanding or Bank has any obligation to make Loans under the

Credit Agreement. Notwithstanding the foregoing provisions of this Section 2, such grant of a security interest shall not extend to, and the term "Collateral" shall not include, any general intangibles of the Grantors to the extent that (but only to the extent that) (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the foregoing grant of a security interest shall extend to, and the term "Collateral" shall include, (A) any general intangible which is in the nature of an account receivable or a right to the payment of money or a proceed of, or otherwise related to the enforcement or collection of, any account receivable or right to the payment of money, or goods which are the subject of any account receivable or right to the payment of money, (B) any and all proceeds of any general intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor or other applicable party's consent with respect to any such otherwise excluded general intangibles, such general intangibles as well as any and all proceeds thereof that might have theretofor have been excluded from such grant of a security interest and the term "Collateral".

         3. Delivery of Pledged Collateral.

         (a) With respect to each Certificate on (i) the Closing Date and (ii) the day on which such Certificate shall be received or acquired by a Grantor (with respect to any Certificate received or acquired after the Closing Date that is not delivered to Senior Lender), and (iii) the day on which any such Certificate is delivered to Senior Lender, Grantor shall deliver to Bank a letter, countersigned by Senior Lender, in the form set forth in Exhibit A-1A attached hereto (the "Pledge Letter") or, if Senior Lender does not have possession of such Certificates, Grantor shall deliver to Bank the Certificates, accompanied by instruments of transfer in blank, in form and substance reasonably satisfactory to Bank.

         (b) With respect to each uncertificated Limited Liability Company Interest and each uncertificated Partnership Interest, on (i) the Closing Date (with respect to such Limited Liability Company Interests and such Partnership Interests existing on such date) and (ii) the day on which any such Limited Liability Company Interest and any such Partnership Interest shall be acquired by a Grantor (with respect to such Limited Liability Company Interests and such Partnership Interests acquired after the Closing Date), a notice in the form set forth in Exhibit A-1 attached hereto (the "Pledge Notice") shall be appropriately completed and delivered to each Pledged Entity and each Pledged Partnership Entity, notifying each Pledged Entity and each Pledged Partnership Entity of the existence of this Agreement, a certified copy of this Agreement shall be delivered by the Grantor to the relevant Pledged Entity and relevant Pledged Partnership Entity, and such Grantor shall have received and delivered to Bank a copy of such Pledge Notice, along with an acknowledgment in the form set forth in Exhibit A-2 attached hereto (the "Issuer Acknowledgment"), duly executed by the relevant Pledged Entity.

         (c) Subject to receipt of any and all necessary prior approvals required under the Communications Act and the FCC Rules, Bank shall have the right, upon the occurrence and during the continuance of an Event of Default, without notice to any of the Grantors, in connection with a commercially reasonable foreclosure sale, to transfer to, or to direct the applicable Grantor or any nominee of such Grantor to register or cause to be registered in the name of, Bank or any of its nominees any or all of the Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests. In addition, Bank shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

         4. Further Assurances.

         (a) At any time and from time to time at the reasonable written request of Bank, each Grantor shall execute and deliver to Bank, at such Grantor's expense, all such financing statements and other instruments, certificates and documents (including notices to financial institutions holding deposit accounts of any Grantor as to the security interest granted hereby) in form and substance reasonably satisfactory to Bank, and perform all such other acts as shall be necessary or reasonably desirable to fully perfect or protect or maintain, when filed, recorded, delivered or performed, Bank's security interests granted pursuant to this Agreement or to enable Bank to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall: (i) at the request of the Bank, mark conspicuously each document included in the Inventory and each other contract relating to the Accounts, and all chattel paper, instruments and other documents and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Bank, indicating that such document, contract, chattel paper, instrument or Collateral is subject to the security interest granted hereby, (ii) at the request of Bank, if any Account or contract or other writing relating thereto shall be evidenced by a promissory note or other instrument, deliver and pledge to the Bank, such note or other instrument duly endorsed and accompanied by duly executed undated instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Bank;
(iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Bank may reasonably request, in order to perfect and preserve, with the required priority, the security interests granted, or purported to be granted hereby, (iv) upon any Grantor's registration or application of any copyright under the Copyright Act, execute and deliver immediately to Bank for recordation and filing in the United States Copyright Office a Grant of Security Interest, in the form of Exhibit B attached hereto, (v) upon any Grantor's registration or application of any Patent or Mark, execute and deliver immediately to Bank for recordation and filing in the United States Patent and Trademark Office a Grant of Security Interest, in the form of Exhibit B attached hereto, and (vi) with respect to any license or agreement in which any Grantor now has or hereafter acquires an interest which by its terms prohibits assignment, such Grantor will use its best efforts to procure the consent of the counterpart party thereto.

         (b) At any time and from time to time, Bank shall be entitled to file and/or record any or all such financing statements, instruments and documents held by it, and any or all such further financing statements, documents and instruments, relative to the Collateral or any part thereof in each instance, and to take all such other actions as Bank may reasonably deem appropriate to perfect and to maintain perfected the security interests granted herein.

         (c) Each Grantor hereby authorizes Bank to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         (d) With respect to any Collateral consisting of securities, instruments, partnership or joint venture interests, limited liability company interests, or the like, each Grantor hereby consents and agrees that, upon the occurrence and during the continuance of an Event of Default, subject to receipt of any and all necessary prior approvals required under the Communications Act and the FCC Rules, the issuers of, or obligors on, any such Collateral, or any registrar or transfer agent or trustee for any such Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of Bank to effect any transfer or exercise any right hereunder or with respect to any such Collateral subject to the terms hereof, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

         5. Voting Rights; Dividends; etc. Subject to receipt of any and all necessary prior approvals required under the Communications Act and the FCC Rules, so long as no Event of Default shall have occurred and be continuing:

         (a) Voting Rights. Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to its Pledged Securities, its Pledged Partnership Interests and its Pledged Limited Liability Company Interests, or any part thereof, for any purpose not inconsistent with the terms of this Agreement, the Credit Agreement or the other Operative Documents; provided, however, that each Grantor shall not exercise, or shall refrain from exercising, any such right if it would result in a Default.

         (b) Dividend and Distribution Rights. Subject to the terms of the Credit Agreement, each Grantor shall be entitled to receive and to retain and use any and all dividends or distributions paid in respect of its Pledged Securities, its Pledged Partnership Interests or its Pledged Limited Liability Company Interests; provided, however, that any and all:

             (i) non-cash dividends or distributions in the form of capital stock, certificated limited liability company interests, instruments or other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Securities, Pledged Partnership Interests, Pledged Limited Liability Company Interests,

             (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company

Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

             (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests,

         shall, except as otherwise provided for in the Credit Agreement or the other Operative Documents, forthwith be delivered to Bank, in the case of (i) above, to be held as Collateral and shall, if received by such Grantor, be received in trust for the benefit of Bank, be segregated from the other property of such Grantor and forthwith be delivered to Bank as Collateral in the same form as so received (with any necessary endorsements), and in the case of (ii) and (iii) above, to be applied to the Obligations to the extent permitted by the Credit Agreement or otherwise to be held as Collateral.

         6. Rights as to Pledged Collateral During Event of Default. When an Event of Default has occurred and is continuing, subject to receipt of any and all necessary prior approvals required under the Communications Act and the FCC
Rules:

         (a) Voting, Dividend and Distribution Rights. At the option of Bank, all rights of each Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 5(a) above, and to receive the dividends and distributions which it would otherwise be authorized to receive and retain pursuant to Section 5(b) above, shall cease, and all such rights shall thereupon become vested in Bank who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and to hold as Pledged Collateral such dividends and distributions during the continuance of such Event of Default.

         (b) Dividends and Distributions Held in Trust. All dividends and other distributions which are received by any Grantor contrary to the provisions of
Section 6(a) of this Agreement shall be received in trust for the benefit of Bank, shall be segregated from other funds of such Grantor and forthwith shall be paid over to Bank as Collateral in the same form as so received (with any necessary endorsements).

         7. Irrevocable Proxy. Except for the proxy granted to Senior Lender, each Grantor hereby revokes all previous proxies with regard to its Pledged Securities, its Pledged Partnership Interests and its Pledged Limited Liability Company Interests and, subject to receipt of any and all necessary prior approvals required under the Communications Act and the FCC Rules, appoints Bank as its respective proxyholder to (a) attend and vote at any and all meetings of the shareholders of the corporation(s) which issued the Pledged Securities, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy and to execute any and all written consents of shareholders of such corporation(s) executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if such Grantor had personally attended the meetings or had personally voted its shares or had personally signed the written consents, waivers or ratification, and (b) to attend and vote at any and all meetings of the members of the Pledged Entities or partners of the Pledged Partnership Entities (whether or not such Pledged Limited Liability Company Interests or Pledged Partnership Interests are transferred into the name of Bank), and any adjournments thereof, held on or after the date of the giving of this proxy and to execute any and all written consents, waivers and ratifications of the Pledged Entities or Pledged Partnership Entities executed on or after the date of the giving of this proxy and prior to the termination of this proxy with the same effect as if such Grantor had personally attended the meetings or had personally voted on their respective Limited Liability Company Interests or Partnership Interests or had personally signed the consents, waivers or ratifications; provided, however, that Bank as proxyholder shall have rights hereunder only upon the occurrence and during the continuance of an Event of Default and subject to Section 13(j) hereof. Each Grantor hereby authorizes Bank to substitute another Person (which Person shall be a successor to the rights of Bank hereunder, a nominee appointed by Bank to serve as proxyholder, or otherwise as approved by such Grantor in writing, such approval not to be unreasonably withheld) as the proxyholder and, upon the occurrence or during the continuance of any Event of Default, hereby authorizes and directs the proxyholder to file this proxy and the substitution instrument with the secretary of the appropriate corporation. This proxy is-coupled with an interest and is irrevocable until such time as no part of any commitment to make Loans pursuant to the Credit Agreement remains outstanding and all Obligations have been indefeasibly paid in full.

         8. The Grantors' Representations and Warranties. Each Grantor represents and warrants as follows:

         (a) (i) The locations listed on the Schedule 2 constitute all locations at which Collateral owned by such Grantor is located; (ii) the chief executive office of such Grantor, where such Grantor keeps its records concerning the Collateral, is located at the address set forth for such Grantor on Schedule 3; and (iii) such Grantor has exclusive possession and control of the Collateral owned by such Grantor.

         (b) Such Grantor currently conducts business only under its own name and the trade names listed on Schedule 4. Neither such Grantor nor any corporate predecessor has, during the preceding five years, been known as or used any other corporate or fictitious name, except the names disclosed on Schedule 4.

         (c) Such Grantor is the legal and beneficial owner of the Collateral free and clear of all Liens except for Permitted Liens and restrictions imposed by the FCC Rules. Such Grantor has the power, authority and legal right to grant the security interests in the Collateral purported to be granted hereby, and to execute, deliver and perform this Agreement. The pledge of the Collateral pursuant to this Agreement creates a valid first priority security interest in the Collateral (except for any Permitted Liens).

         (d) Except as set forth on Schedule 1, the Pledged Securities described on Schedule 1 attached hereto constitute (i) all of the shares of capital stock of any Person owned by such

Grantor and (ii) that percentage of the issued and outstanding shares of the respective issuers thereof indicated on Schedule 1 attached hereto, and there is no other class of shares issued and outstanding of the respective issuers thereof except as set forth on Schedule 1 attached hereto. Except as set forth in Schedule 1, the Pledged Partnership Interests described on Schedule 1 attached hereto constitute all of the partnerships or joint ventures in which each Grantor has an interest, and such Grantor's percentage interest in each such partnership or joint venture is as set forth on such Schedule 1 attached hereto. Except as set forth in Schedule 1, the Pledged Limited Liability Company Interests described on Schedule 1 attached hereto constitute all of the Limited Liability Company Interests of each Grantor and such Grantor's percentage interest in each such Pledged Entity is as set forth on Schedule 1 attached hereto.


         (e) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority (other than such authorizations, approvals and other actions as have already been taken and are in full force and effect) is required (A) for the pledge of the Collateral or the grant of the security interest in the Collateral by any of the Grantors hereby or for the execution, delivery or, subject to approvals described in Section 13(j)(ii) hereof, performance of this Agreement by any of the Grantors, or (B) for the exercise by Bank of the voting rights in the Pledged Securities, the Pledged Partnership Interest or the Pledged Limited Liability Company Interests or of any other rights or remedies in respect of the Collateral hereunder except (1) as may be required in connection with any disposition of Collateral consisting of securities by laws affecting the offering and sale of securities generally, and (2) as may be required by the FCC Rules and the Comunications Act.

         9. Copyrights.

         (a) Royalties. Each Grantor hereby agrees that the use by Bank of the Copyrights as authorized hereunder in connection with Bank's exercise of their rights and remedies hereunder shall be without any liability for royalties or other related charges from Bank to Grantors.

         (b) Restrictions on Future Agreements. Subject to the terms hereof and of the Credit Agreement, each Grantor shall be permitted to manage, license and administer its Copyrights in such manner as such Grantor in its reasonable business judgment deems desirable, provided, however, that such Grantor will not, without the Bank's prior written consent, such consent not to be unreasonably withheld, (i) enter into any copyright license agreements except license agreements entered into in the ordinary course of its business consistent with past practices and containing such additional provisions to protect Bank's interest hereunder as Bank may from time to time reasonably request or (ii) take any action, or permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would customarily be taken by a Person in the same business and in similar circumstances as such Grantor, which could in any respect reasonably be expected to have a Material Adverse Effect.

         (c) Duties of Grantors. Each Grantor shall have the duty to:


             (i) prosecute diligently any copyright application included in the Copyrights,

             (ii) upon the occurrence and during the continuance of an Event of Default, at the request of Bank, make application for registration of such uncopyrighted but copyrightable material owned by such Grantor as Bank reasonably deems appropriate if the failure to do so could reasonably be expected to have a Material Adverse Effect,

             (iii) place notices of copyright on all copyrightable property produced or owned by such Grantor embodying the Copyrights and use diligent reasonable efforts to have its licensees do the same and

             (iv) take all reasonable action necessary in such Grantor's reasonable business judgment consistent with past practices to preserve and maintain all of Grantor's rights in the Copyrights that are or shall be necessary in the operation of Grantor's business, including, without limitation, making timely filings for renewals and extensions of registered Copyrights and diligently monitoring unauthorized use thereof, unless the failure to do so could not reasonably be expected to have a Material Adverse Effect. Any expenses incurred in connection with the foregoing shall be borne by Grantors. Bank shall have no duty with respect to the Copyrights other than to act lawfully and without gross negligence or willful misconduct. Without limiting the generality of the foregoing, Bank shall not be under any obligation to take any steps necessary to preserve rights in the Copyrights against any other parties, but Bank may do so at its option upon the occurrence and during the continuance of an Event of Default, and all reasonable expenses incurred in connection therewith shall be for the sole account of Grantors and shall be added to the Obligations.

         10. Patents and Marks.

         (a) Royalties. Each Grantor hereby agrees that any rights granted hereunder to Bank with respect to Patents and Marks shall be applicable to all jurisdictions in which such Grantor has the right to use such Patents and Marks, from time to time, and without any liability for royalties or other related charges from Bank to Grantors.

         (b) Restrictions on Future Agreements. Each Grantor will not, without Bank's prior written consent, such consent not to be unreasonably withheld, abandon any Patent or Mark in which such Grantor now owns or hereafter acquires any rights or interests if such abandonment could reasonably be expected to have a Material Adverse Effect or enter into any agreement, including, without limitation, any license agreement, which is inconsistent with such Grantor's obligations under this Agreement, if such actions could reasonably be expected to have a Material Adverse Effect. Each Grantor further agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action which would customarily be taken by a Person in the same business and in similar circumstances as such Grantor, which could reasonably be expected to have a Material Adverse Effect.

         (c) Duties of Grantors. Each Grantor shall have the duty to

             (i) prosecute diligently any patent application or trademark application pending as of the date hereof or thereafter until the Obligations shall have been indefeasibly paid in full and Bank has no obligation to make any Loans under the Credit Agreement,

             (ii) upon the occurrence and during the continuance of an Event of Default, make application on unpatented but patentable inventions owned by such Grantor and on Marks, as the case may be, as Bank reasonably deems appropriate,

             (iii) file and prosecute opposition and cancellation proceedings if the failure to do so could reasonably be expected to have a Material Adverse Effect and

             (iv) take all reasonable action necessary in such Grantor's reasonable business judgment consistent with past practices to preserve and maintain all rights in patent applications of the Patents and in applications for registrations of the Marks unless the failure so to do could not reasonably be expected to have a Material Adverse Effect. Any expenses incurred in connection with such applications shall be borne by Grantors. Each Grantor shall not abandon any right to file a Patent application or Mark application without the consent of Bank (which consent shall not be unreasonably withhold) if such abandonment could reasonably be expected to have a Material Adverse Effect. Each Grantor shall give proper statutory notice in connection with its use of each of the Marks to the extent necessary for the protection of each of the Marks. Grantors shall notify the Bank of any suits it commences to enforce the Patents and Marks and shall provide Bank with copies of any documents reasonably requested by Bank relating to such suits.

         11. Grantors' Covenants. In addition to the other covenants and agreements set forth herein and in the other Operative Documents, each Grantor covenants and agrees as follows:

         (a) Such Grantor will pay, prior to delinquency, all taxes, charges, Liens and assessments against the Collateral owned by it, except those with respect to which the amount or validity is being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Grantor and except those which could not reasonably be expected to have a Material Adverse Effect.

         (b) The Collateral will not be used in violation of any material law, regulation or ordinance or any applicable laws (including without limitation, all applicable regulations, rules and orders), nor used in any way that will void or impair any insurance required to be carried in connection therewith.

         (c) Such Grantor will keep the Collateral in reasonably good repair, working order and operating condition (normal wear and tear excluded), and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with the Collateral in all such ways as are considered customary practice by owners of like property.

         (d) Such Grantor will take all reasonable steps to preserve and protect the Collateral except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         (e) Such Grantor will maintain all insurance coverage required pursuant to Section 6.01 of the Credit Agreement.

         (f) Such Grantor will promptly notify Bank in writing in the event of any material damage to the Collateral from any source whatsoever.

         (g) Such Grantor will not (i) establish any location of Collateral not listed in Schedule 2, (ii) move its principal place of business, chief executive offices or any other office listed in Schedule 3 or (iii) adopt, use or conduct business under any trade name or other corporate or fictitious name not disclosed in Schedule 4, except upon not less than 30 days prior written notice to Bank and such Grantor's prior compliance with all applicable requirements of
Section 4 hereof necessary to perfect Bank's security interest hereunder.

         (h) Subject to the provisions of Section 15(j) hereof, such Grantor agrees to take any action which Bank may reasonably request in order to obtain from the FCC such approval as may be necessary to enable Bank to exercise and enjoy the full rights and benefits granted to them by this Agreement, including the use of such Grantor's best efforts to assist in obtaining the approval of the FCC for any action or transaction contemplated by this Agreement or any other Operative Document for which such approval is required by law.

         (i) Such Grantor shall cause all of its equipment constituting Collateral to be operated and maintained in accordance with any applicable manufacturer's manuals or instructions and the requirements of its insurance policies. Such Grantor, at its expense, shall maintain such equipment in good condition, reasonable wear and tear excepted, and will comply with all laws, ordinances and regulations to which the use and operation of such equipment may be or become subject. Such obligation shall extend to repair and replacement of any partial loss or damage to such equipment, regardless of the cause. If maintenance is mandated by the manufacturer, such Grantor shall obtain and keep in effect at all times during the Term maintenance service contracts with the vendor of such equipment or suppliers approved by Lessor, such approval not to be unreasonably withheld. All parts furnished in connection with such maintenance or repair shall immediately become part of such equipment. All such maintenance, repair and replacement services shall be immediately paid for and discharged by such Grantor with the result that no lien will attach to such equipment. Only qualified personnel of such Grantor or qualified contract personnel shall operate such equipment. Such equipment shall be used only for the purposes for which it was designed. Upon prior written notice to Lessor, such Grantor may make improvements, modifications or additions to such equipment; provided, that if such improvements, modifications or additions are not capable of being removed without causing material damage to such equipment, then Lessor's prior written consent shall be required. Upon the return of such equipment, such Grantor shall, at its expense, restore such equipment to the original configuration in accordance with the manufacturer's specifications; provided, that, with Lessor's prior written consent, such Grantor may return such equipment as so improved, modified or added to.

         12. Bank's Rights Regarding Collateral. At any time and from time to time, Bank may, to the extent necessary or desirable to protect the security hereunder, but Bank shall not be obligated to: (a) (whether or not a Default has occurred) itself or through its representatives, at its own expense, upon reasonable notice and at such reasonable times during usual business hours, visit and inspect any of the Grantors' properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and discuss the business, operations, properties and financial and other condition of any of the Grantors with officers of such Grantors and with their accountants or (b) if an Event of Default has occurred and is continuing, at the expense of the Grantors, perform any obligation of any of the Grantors under this Agreement. At any time and from time to time, at the expense of the Grantors, Bank may, to the extent necessary or desirable to protect the security hereunder, but Bank shall not be obligated to: (i) notify obligors of the Collateral that the Collateral has been pledged as security to Bank; (ii) after an Event of Default has occurred and is continuing, at any time and from time to time request from obligors of the Collateral, in the name of the applicable Grantor or in the name of Bank, information concerning the Collateral and the amounts owing thereon; and (iii) after an Event of Default has occurred and is continuing, direct obligors under the contracts included in the Collateral to direct their performance to Bank. Each Grantor shall keep proper books and records and accounts in which full, true and correct entries in conformity with GAAP and all applicable laws (including without limitation, all applicable regulations, rules and orders) shall be made of all material dealings and transactions pertaining to the Collateral. Bank shall at all reasonable times on reasonable notice have full access to and the right to audit any and all of Grantors' books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral. Bank shall not be under any duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral or to make or give any presentments for payment, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Obligations. Bank shall not be under any duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of the Grantors' therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith. Nothing contained herein or in any consent shall constitute an assumption by Bank of any of the Grantors' obligations under the contracts assigned hereunder unless Bank shall have given written notice to the counterpart to such assigned contract of Bank's intention to assume such contract. Each Grantor shall continue to be liable for performance of its obligations under such contracts.

         13. Collections on the Collateral. Except as provided to the contrary in the Credit Agreement, each Grantor shall have the right to use and to continue to make collections on and receive dividends and other proceeds of all of the Collateral in the ordinary course of business so long as no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, at the option of Bank, each Grantor's right to make collections on and receive dividends and other proceeds of the Collateral and to use or dispose of such collections and proceeds shall terminate, and any and all dividends, proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by such Grantor in trust for Bank and immediately delivered in kind to Bank (duly endorsed to Bank, if required), to be applied to the obligations or held as Collateral, as Bank shall elect. Upon the occurrence and during the continuance of an Event of Default, Bank shall have the right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of any of the Grantors, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and each Grantor hereby authorizes Bank to affix, by facsimile signature or otherwise, the general or special endorsement of such Grantor, in such manner as Bank shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by Bank without appropriate endorsement, and Bank and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by such Grantor, to the same extent as though it were manually executed by the duly authorized representative of such Grantor, regardless of by whom or under what circumstances or by what authority such endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and such Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

         14. Possession of Collateral by Bank. All the Collateral now, heretofore or hereafter delivered to Bank shall be held by Bank in its possession, custody and control. Upon the occurrence and during the continuance of an Event of Default, whenever any of the Collateral is in Bank's possession, custody or control, Bank may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of the Grantors' obligations with respect thereto, or otherwise so long as consistent with the Operative Documents or transactions contemplated thereby. Bank may at any time deliver or redeliver the Collateral or any part thereof to the Grantors, and the receipt of any of the same by the Grantors shall be complete and full acquittance for the Collateral so delivered, and Bank thereafter shall be discharged from any liability or responsibility arising after such delivery to the Grantors. So long as Bank exercises reasonable care and complies with Section 9207 of the UCC with respect to any Collateral in its possession, custody or control, Bank shall have no liability for any loss of or damage to any Collateral, and in no event shall Bank have liability for any diminution in value of Collateral occasioned by economic or market conditions or events.

         15. Remedies. Provided that nothing contained in this Agreement shall be construed to give Bank or any purchaser of the Collateral the right to operate or control any aspect of the business of any of the Grantors that requires an FCC License without the prior consent of the FCC, to the extent required by law or the terms of any FCC License or the FCC Rules:

         (a) Rights Upon Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Grantors shall be in default hereunder and, subject to applicable law, Bank shall have, in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that Bank may have under this Agreement and under applicable laws or in equity, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in any such jurisdiction in effect at that time, and in addition the following rights and remedies, all of which may be exercised with or without further notice to the Grantors except such notice as may be specifically required by applicable law: (i) to foreclose the Liens and security interests created hereunder or under any other Operative Document by any available judicial procedure or without judicial process; (ii) to enter any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking possession of or removing the same; (iii) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be commercially reasonable; (iv) to notify obligors on the Collateral that the Collateral has been assigned to Bank and that all payments thereon, or performance with respect thereto, are to be made directly and exclusively to Bank; (v) to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (vi) to enter into any extension, reorganization, disposition, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith Bank may deposit or surrender control of the Collateral and/or accept other property in exchange for the Collateral as Bank reasonably deems appropriate and is commercially reasonable; (vii) to settle, compromise or release, on terms acceptable to Bank, in whole or in part, any amounts owing on the Collateral and/or any disputes with respect thereto; (viii) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of the applicable Grantor for the benefit of Bank; (ix) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, on behalf of itself or in the name of the applicable Grantor, any and all steps, actions, suits or proceedings deemed necessary or reasonably desirable by Bank to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and each Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by Bank which may release any obligor from personal liability on any of the Collateral, and each Grantor waives, to the extent permitted by applicable law, any right to receive notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral, and any money or other property received by Bank in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by Bank or any of the Grantors, may be applied by Bank, without notice to the Grantors, to the Obligations in such order and manner as Bank in their sole discretion shall determine; (x) to insure, protect and preserve the Collateral; (xi) to exercise all rights, remedies, powers or privileges provided under any of the Operative Documents; and (xii) to remove, from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and Bank may, at the cost and expense of the Grantors, use such of its supplies, equipment, facilities and space at its places of business as may be necessary or appropriate to properly administer, process, store, control, prepare for sale or disposition and/or sell or dispose of the Collateral or to properly administer and control the handling of collections and realizations thereon, and Bank shall be deemed to have a rent-free tenancy of any premises of the Grantors for such purposes and for such periods of time as reasonably required by Bank. So long as an Event of Default has occurred and is continuing, each Grantor will, at Bank's request, assemble the Collateral and make it available to Bank at places which Bank may designate, whether at the premises of such Grantor or elsewhere, and will make available to Bank, free of cost, all premises, equipment and facilities of such Grantor for the purpose of Bank's taking possession of the Collateral or storing the same or removing or putting the Collateral in salable form or selling or disposing of the same.

         (b) Possession by Bank. Upon the occurrence and during the continuance of an Event of Default, Bank also shall have the right, without notice or demand, either in person, by Bank or by a receiver to be appointed by a court in accordance with the provisions of applicable law (and each Grantor hereby expressly consents, to the fullest extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default to the appointment of such a receiver), and, to the extent permitted by applicable law, without regard to the adequacy of any security for the Obligations, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. The taking possession of the Collateral by Bank shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

         (c) Sale of Collateral. Any public or private sale or other disposition of the Collateral may be held at any office of Bank, or at the Grantors' places of business, or at any other place permitted by applicable law, and without the necessity of the Collateral being within the view of prospective purchasers. Bank may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine provided such sale is commercially reasonable, and each Grantor expressly waives, to the extent permitted by applicable law, any right to direct the order and manner of sale of any Collateral. Bank or any Person acting on Bank's behalf may bid and purchase at any such sale or other disposition. In furtherance of Bank's rights hereunder, each Grantor hereby grants to Bank an irrevocable, non-exclusive license (exercisable without royalty or other payment by Bank) to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property in which Grantor now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored; provided, however, that such license shall only be exercisable in connection with the disposition of Collateral upon Bank's exercise of its remedies hereunder.

         (d) Notice of Sale. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Bank will give the Grantors reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made. The requirement of reasonable notice conclusively shall be met if: (i) such notice is mailed, certified mail, postage prepaid, to the Grantors at their addresses set forth on the signature page hereto or delivered or otherwise sent to the Grantors, at least five (5) Business Days before the date of the sale or (ii) if Grantors have previously executed any applications for consent to the assignment of any FCC Licenses or for consent to the transfer of control of any holder of such licenses. Each Grantor expressly waives, to the fullest extent permitted by applicable law, any right to receive notice of any public or private sale of any Collateral or other security for the Obligations except as expressly provided for in this paragraph. Bank shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. Bank may, without notice or publication, except as required by applicable law, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice (except as required by applicable law), be made at the time and place to which the same was so adjourned.

         (e) Private Sales. With respect to any Collateral consisting of securities, partnership interests, limited liability company interests, joint venture interests or the like, and whether or not any of such Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable laws, Bank may, in its sole and absolute discretion, sell all or any part of such Collateral at private sale in such manner and under such circumstances as Bank may deem necessary or advisable in order that the sale may be lawfully conducted in a commercially reasonable manner. Without limiting the foregoing, Bank may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any such Collateral is sold at private sale, each Grantor agrees to the extent permitted by applicable law that if such Collateral is sold for a price which is commercially reasonable, then (A) the Grantors shall not be entitled to a credit against the Obligations in an amount in excess of the purchase price, and (B) Bank shall not incur any liability or responsibility to the Grantors in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Each Grantor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by Bank of any such Collateral for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral or Collateral that is privately traded.

         (f) Title of Purchasers. Upon consummation of any sale of Collateral hereunder, Bank shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of any Grantor or any other Person claiming through any Grantor, and each Grantor hereby waives (to the extent permitted by applicable laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral is made on credit or for future delivery, Bank shall not be required to apply any portion of the sale price to the Obligations until such amount actually is received by Bank, and any Collateral so sold may be retained by Bank until the sale price is paid in full by the purchaser or purchasers thereof. Bank shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

         (g) Disposition of Proceeds of Sale. The proceeds resulting from the collection, liquidation, sale or other disposition of the Collateral shall be applied, first, to the reasonable costs and expenses (including reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting and liquidating the Collateral, and the like; second, to the satisfaction of all Obligations; and third, any surplus remaining after the satisfaction of all Obligations, to be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

         (h) Certain Waivers. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands against Bank arising out of the repossession, retention or sale of the Collateral, or any part or parts thereof, except to the extent any such claims, damages and awards arise out of the gross negligence or willful misconduct of Bank.

         (i) Remedies Cumulative. The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any other rights and remedies provided by law or equity.

         (j) Compliance with Communications Act and FCC Rules and Regulations.

             (i) Notwithstanding any other provision of this Agreement, any foreclosure on, sale, transfer or other disposition of, or the exercise of any right to vote or consent with respect to, any of the Collateral as provided herein or any other action taken or proposed to be taken by Bank hereunder which would affect the operational, voting or other control of any entity holding an FCC License shall be made in accordance with the Communications Act, the terms of each FCC License, and any applicable FCC Rules, including any requirement that there be a public or private sale.

             (ii) If an Event of Default shall have occurred and be continuing, each Grantor shall take any action which Bank may request in the exercise of its rights and remedies under this Agreement, including, but not limited to, the execution and delivery of any documents requested by Bank, in order to transfer and assign to Bank or to one or more third parties as Bank may designate, including, but not limited to, a receiver or trustee or to a combination of the foregoing, the Collateral for the purposes of a public or private sale. Upon the occurrence and during the continuance of an Event of Default, each Grantor shall further use its best efforts to assist in obtaining the approval of the FCC (and that required by any other Governmental Authority) for any action or transaction contemplated by this Agreement, including without limitation, the preparation, execution and filing with the FCC of the assignor's or transferor's portion of any application or applications for consent to the assignment of any FCC License or transfer of control of any entity holding or controlling any FCC License as may be necessary or appropriate under the FCC Rules. Each Grantor further agrees that, because of the unique nature of its undertaking in this Section 13(j), the same may be specifically enforced, and it hereby waives, and agrees to waive, any claim or defense that Bank would have an adequate remedy at law for the breach of this undertaking and any requirement for the posting of bond or other security. Each Grantor hereby agrees that in the event that such Grantor has been given five Business

Days' prior written notice telecopied to its telecopier number set forth on the signature page hereto and such Grantor has not responded by executing any such applications or other instruments, the clerk of the court of any court of competent jurisdiction may execute in the place of such Grantor any application or other instrument necessary or appropriate for the obtaining of such consent. This Section 13(j) shall not be deemed to limit any other rights of Bank available under applicable law and consistent with the Communications Act and the applicable FCC Rules.

         16. Notice. Bank shall use reasonable efforts to give the Grantors prior written notice of the exercise of any remedy provided for herein, provided that the failure to give such notice shall not subject Bank to liability and shall not affect the validity or exercise of any remedy hereunder.

         17. Bank Appointed Attorney-in-Fact. To the full extent permitted by applicable law, including the Communications Act and FCC Rules, each Grantor hereby irrevocably appoints Bank as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor, and in the name of such Grantor, or otherwise, from time to time, in Bank's sole and absolute discretion to do any of the following acts or things upon the occurrence and during the continuance of an Event of Default: (a) to do all acts and things and to execute all documents necessary or advisable to perfect and continue perfected the security interests created by this Agreement and to preserve, maintain and protect the Collateral; (b) to do any and every act which such Grantor is obligated to do under this Agreement; (c) to prepare, sign, file and record, in such Grantor's name, any financing statement covering the Collateral; (d) to endorse and transfer the Collateral upon foreclosure by Bank; and (e) to file any claims or take any action or institute any proceedings which Bank may reasonably deem necessary or desirable for the protection or enforcement of any of the rights of Bank with respect to any of the Collateral; provided, however, that Bank shall be under no obligation whatsoever to take any of the foregoing actions, and Bank shall have no liability or responsibility for any act or omission (other than Bank's own gross negligence or willful misconduct) taken with respect thereto.

         18. Costs and Expenses. Each Grantor shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Bank in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Agreement (not to exceed $50,000),
(ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Bank in connection with the preparation, execution and delivery of amendments and waivers hereunder and (iii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Bank in connection with the enforcement or attempted enforcement of this Agreement or any of the Obligations or in preserving any of Bank's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Operative Documents or the Obligations or any bankruptcy or similar proceeding involving such Grantor, any other Grantor, Borrower or any of their Affiliates).

         19. Transfers and Other Liens. Each Grantor agrees that, except as specifically permitted under the Credit Agreement or any other Operative Document, it will not (a) sell, assign, exchange, transfer or otherwise dispose of, or contract to sell, assign, exchange, transfer or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (b) create or permit to exist any Lien upon or with respect to any of the Collateral, except for legally permissible Liens in favor of Bank or otherwise permitted under the Credit Agreement or any other Operative Document.

         20. Other Agreements; Governing Agreement. Nothing herein shall in any way modify or limit the effect of terms or conditions set forth in any other Operative Document executed by the Grantors or any other Person in connection with the Obligations, but each and every term and condition hereof shall be in addition thereto; provided, however, that in the event of inconsistency between this Agreement and the Credit Agreement, the Credit Agreement shall govern.

         21. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

         22. Understandings With Respect to Waivers and Consents. Each Grantor warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Grantor otherwise may have against Bank or others, or against any Collateral. If any of the waivers or consents herein are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

         23. Indemnity. Each Grantor shall indemnify, reimburse and hold Bank, each of Bank's members, and each of their respective successors, assigns, agents, officers, directors, shareholders, servants, agents and employees harmless from and against all liabilities, losses, damages, actions, suits, demands, claims of any kind and nature (including claims relating to environmental discharge, cleanup or compliance), all costs and expenses whatsoever to the extent they may be incurred or suffered by such indemnified party in connection therewith (including reasonable attorneys' fees and expenses), fines, penalties (and other charges of applicable governmental authorities), licensing fees relating to any item of Collateral, damage to or loss of use of property (including consequential or special damages to third parties or damages to Borrower's property), or bodily injury to or death of any person (including any agent or employee of Borrower) (each, a "Claim"), directly or indirectly relating to or arising out of the use of the proceeds of the Loan, the falsity of any representation or warranty of such Grantor or such Grantor's failure to comply with the terms of this Agreement or any other Operative Document during the Term. The foregoing indemnity shall cover, without limitation, (i) any Claim in connection with a design or other defect (latent or patent) in any item of equipment included in the Collateral, (ii) any Claim for infringement of any patent, copyright, trademark or other intellectual property right, (iii) any Claim resulting from the presence on or under or the escape, seepage, leakage, spillage, discharge, emission or release of any Hazardous Materials on the premises of such Grantor, including any Claims asserted or arising under any Environmental Law, or (iv) any Claim for negligence or strict or absolute liability in tort; provided, however, that such Grantor shall not indemnify Bank for any liability incurred by Bank as a result of Bank's gross negligence or willful misconduct. Such indemnities shall continue in full force and effect, notwithstanding the expiration or termination of this Agreement. Upon an indemnitee's written demand, such Grantor shall assume and diligently conduct, at its sole cost and expense, the entire defense of Bank, each of its members, and each of their respective agents, employees, directors, officers, shareholders, successors and assigns, using counsel reasonably acceptable to such indemnitee against any indemnified Claim. Such Grantor shall not settle or compromise any Claim against or involving Bank without first obtaining Bank's written consent thereto, which consent shall not be unreasonably withheld. If Bank elects to assume its own defense in connection with an indemnified Claim, then Bank shall not settle or compromise such Claim without first obtaining such Grantor's written consent thereto, which consent shall not be unreasonably withheld, provided that if such Grantor does not consent thereto, then Borrower shall post security or a bond in the amount of such Claim for the benefit of the Bank.

         24. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantors herefrom (other than supplements to the Schedules hereto in accordance with the terms of this Agreement) shall in any event be effective unless the same shall be in writing and made in accordance with of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         25. Notices. All notices and other communications provided for hereunder shall be given in the manner and to the addresses set forth either in the Credit Agreement or in the Guaranty dated as of even date herewith made by the Grantors.

         26. Continuing Security Interest: Transfer of Notes; Termination. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until indefeasible payment in full of the Obligations and the termination or expiration of Bank's obligation to make Loans under the Credit Agreement, (ii) be binding upon each Grantor, their successors and assigns and (iii) inure, together with the rights and remedies of Bank hereunder, to the benefit of Bank and any successor Bank, subject to the terms and conditions of the Credit Agreement. Subject to the terms of the Credit Agreement, any Bank may assign or otherwise transfer any Loan, or any rights in Collateral held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Bank or Bank herein or otherwise. Nothing set forth herein or in any other Operative Document is intended or shall be construed to give to any other party any right, remedy or claim under, to or in respect of this Agreement or any other Operative Document or any Collateral. The Grantors' successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor, provided that, except as otherwise permitted under the Credit Agreement or any other Operative Document, none of the rights or obligations of the Grantors hereunder may be assigned or otherwise transferred without the prior written consent of Bank.

         27. Release of the Grantors. This Agreement and all obligations of each Grantor hereunder and all security interests granted hereby shall be released and terminated when all Obligations have been paid in full in cash and when Bank's obligation to make Loans under the Credit Agreement has expired or have otherwise been terminated. Upon such release and termination of all Obligations and the security interest hereunder, all rights in and to the Collateral granted or pledged by the Grantors hereunder shall automatically revert to the Grantors, and Bank shall return any pledged Collateral in their possession to the Grantors, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to the Grantors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of the interests of Bank arising under this Agreement, all as reasonably requested by, and at the sole expense of, the Grantors.

         28. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF CALIFORNIA ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

         29. Jury Trial. EACH GRANTOR AND BANK, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

         30. Limitation of Liability. NO CLAIM MAY BE MADE BY ANY GRANTOR AGAINST BANK OR THE MEMBERS, AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OF BANK FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM (WHETHER BASED UPON ANY BREACH OF CONTRACT, TORT, BREACH OF STATUTORY DUTY OR ANY OTHER THEORY OF LIABILITY) ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH AND EACH GRANTOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT NOW ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         31. Covenant Not to Issue Uncertificated Securities. Each Grantor covenants to Bank that any Pledged Securities held by them shall be in certificated form (as contemplated by Article 8 of the Uniform Commercial Code), and that it will not seek to convert all or any part of any Pledged Securities into uncertificated form (as contemplated by Article 8 of the Uniform Commercial Code).

         32. Covenant Not to Dilute Interests of Secured Party in Securities. Each Grantor represents, warrants and covenants to Bank that it will (a) not at any time cause or permit any Subsidiary that is an issuer of Pledged Securities to issue any capital stock or any warrant options or other rights to acquire any capital stock, other than to such Grantor or as otherwise permitted under the Credit Agreement and (b) pledge to Bank in accordance with the terms hereof, immediately upon its acquisition (directly or indirectly) thereof, any and all shares of stock or other securities of each issuer of Pledged Securities.

         33. Pledged Limited Liability Company Interests/Covenant Not to Dilute. Each Grantor represents, warrants and covenants to Bank that it will (a) not at any time cause or permit any Pledged Entities to issue any additional membership interests or any other rights or options to acquire any additional limited liability company interests, other than to the Grantors or as otherwise permitted under the Credit Agreement, and (b) pledge to Bank in accordance with the terms hereof, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Limited Liability Company Interests of each Pledged Entity.

         34. Pledged Partnership Interests/Covenant Not to Dilute. Each Grantor represents, warrants and covenants to Bank that it will (a) not at any time cause or permit any Pledged Partnership Entities to issue any additional partnership interests or any other rights or options to acquire any additional partnership interests, other than to the Grantors or as otherwise permitted under the Credit Agreement, and (b) pledge to Bank in accordance with the terms hereof, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Partnership Interests of each Pledged Partnership Entity.

                  IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.



                                       CHADMOORE WIRELESS GROUP, INC.



                                       By: /s/ Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                       CHADMOORE COMMUNICATIONS, INC.



                                       By: /s/ Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       PTT TANNER, INC.



                                       By:  /s/ Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       PTT BEACON HILL, INC.



                                       By:  /s/ Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President

                                       PTT OF NEVADA, INC.



                                       By:  /s/ Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       CMRS SYSTEMS, INC.



                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                     CHADMOORE COMMUNICATIONS OF TENNESSEE, INC.



                                       By:  /s/ Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       PTT COMMUNICATIONS OF RICHMOND, LLC



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager



                                       PTT MAPLE, INC.



                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President

                                       PTT COMMUNICATIONS OF HUNTSVILLE, LLC



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager



                                       PTT BURTON, INC.



                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       PTT COMMUNICATIONS OF FORT WAYNE, LLC



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager


                                       PTT COMMUNICATIONS OF ROANOKE, LLC



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager


                                       PTT TRISTAN, INC.



                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President

                                       PTT COMMUNICATIONS OF AUSTIN, LLC



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager



                                       PTT COMMUNICATIONS OF JACKSONVILLE, LLC



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager



                                       PTT COMMUNICATIONS OF VIRGINIA BEACH,LLC



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager




                                       PTT ROSELAND, INC.



                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                       PTT ARTINA, INC.

                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President


                                       PTT FRANKLIN, INC.



                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       PTT CHACO, INC.



                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       800 SMR NETWORK, INC.



                                       By:  /s/Robert W. Moore
                                       Name:  Robert W. Moore
                                       Title:  President



                                       PTT COMMUNICATIONS OF BATON ROUGE
                                       LIMITED



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager



                                       PTT COMMUNICATIONS OF LAKE CHARLES,  LLC

                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager



                                       PTT COMMUNICATIONS OF BAY CITY, LLC



                                       By:  /s/Rick D. Rhodes
                                       Name:  Rick D. Rhodes
                                       Title:  Manager


                                       BARCLAYS BANK PLC



                                       By:  /s/Philip Capparis
                                       Name:  Philip Capparis
                                       Title:  Director

                                   Exhibit A-1
                                   -----------
To Security Agreement


                              FORM OF PLEDGE NOTICE

                             [Letterhead of Grantor]



                                                                    [Date]


TO:      [Name of Pledged Entity]


         Notice is hereby given that, pursuant to the Security Agreement (a true and correct copy of which is attached hereto), dated as of [Date] (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Security Agreement"), among [NAME OF GRANTOR] (the "Grantor"), the other pledgors from time to time party thereto and BARCLAYS BANK PLC(the "Bank"), the Grantor has pledged and assigned to the Bank, and granted to the Bank a continuing security interest in, all right, title and interest of the Grantor, whether now existing or hereafter arising or acquired, as a [[limited partner] [general partner]] [member] in [NAME OF PLEDGED ENTITY] (the ["Partnership"] ["LLC"]), and in, to and under the [TITLE OF APPLICABLE AGREEMENT] (the "[Partnership] [LLC] Agreement"), including, without limitation:

         (i) all the capital of the [Partnership] [LLC] and the Grantor's interest in all profits, income, surplus, losses, [Partnership] [LLC] assets and other distributions to which the Grantor shall at any time be entitled in respect of such [Partnership] [Membership] interest;

         (ii) all other payments due or to become due to the Grantor in respect of such [partnership [limited liability company] interest, whether under the [Partnership] [LLC] Agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

         (iii) all of its claims, rights, powers, privileges, authority, options, security interest, liens and remedies, if any, under the [Partnership] [LLC] Agreement or at law or otherwise in respect of such [Partnership] [Membership] Interest;

         (iv) all present and future claims, if any, of the Grantor against the [Partnership [LLC] for moneys loaned or advanced, for services rendered or otherwise;

         (v) all of the Grantor's rights under the [Partnership] [LLC] Agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Grantor relating to the [Partnership] [Membership] Interest, including any power to terminate, cancel or modify the [Partnership] [LLC] Agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Grantor in respect of the [Partnership] [Membership] Interest and the [Partnership] [LLC], to make determinations, to exercise any election (including, but not limited, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

         (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

         (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing.



         Pursuant to the Security Agreement, the [Partnership] [LLC] is hereby authorized and directed to register the Grantor's pledge to the Bank of the interest of the Grantor on the [Partnership's] [LLC's] books.

         The Grantor hereby requests the [Partnership] [LLC] to indicate the [Partnership's] [LLC's] acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy hereof where indicated on the attached page and returning the same to the Bank.

                                        [NAME OF GRANTOR]
                                        By
                                          --------------------------------------
                                        Name:
                                        Title:

                                   Exhibit A-2
                                   -----------
To Security Agreement


                          FORM OF ISSUER ACKNOWLEDGMENT
                          -----------------------------

         [NAME OF PLEDGED ENTITY] (the ["Partnership"] ["LLC"]) hereby acknowledges receipt of a copy of the assignment by [NAME OF GRANTOR] ("Grantor") of its interest under the [TITLE OF APPLICABLE AGREEMENT] (the "[Partnership] [LLC] Agreement") pursuant to the terms of the Security Agreement, dated as of [Date] (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Security Agreement"), among the Grantor, the other grantors from time to time party thereto, and BARCLAYS BANK PLC (the "Bank"). The undersigned hereby further confirms (i) the registration of the Grantor's pledge of its interest to the Bank on behalf of the Secured Creditors on the [Partnership's] [LLC's] books and (ii) upon receipt from the Bank of a notice stating that an "Event of Default" has occurred and is continuing, subject to applicable law, including the Communications Act and the FCC Rulees, the undersigned shall only comply with instructions originated by the Bank with respect to the pledge of the interest referred to above notwithstanding contrary instructions given by any other person or entity, including the Grantor until such time as otherwise notified by the Bank.

Dated:   _______, ____

                                        [NAME OF PLEDGED ENTITY]
                                        BY
                                           -------------------------------------
                                        Name:
         Title:

                                    Exhibit B
                                    ---------

                              To Security Agreement
                              ---------------------

                            [SEPARATE INSTRUMENT FOR
                            EACH FORM OF COLLATERAL]


         GRANT OF SECURITY INTEREST

                        [PATENTS][TRADEMARKS][COPYRIGHTS]



THIS GRANT OF SECURITY INTEREST, dated as of ________________, 199_, is executed by [GRANTOR], a [state of incorporation] corporation ("Grantor"), in favor of BARCLAYS BANK PLC ("Secured Party").

         A. Pursuant to a Senior Secured Credit Agreement, dated as of [Date] (the "Credit Agreement"), among Chadmoore Wireless Group, Inc. ("Chadmoore"), the subsidiaries of Chadmoore party thereto (collectively, the "Subsidiaries," and together with Chadmoore, the "Borrowers") and Secured Party, Secured Party has agreed to extend certain credit facilities to Borrowers upon the terms and subject to the conditions set forth therein.

         [B. Grantor owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedules 1-A and 1-B annexed hereto as part hereof (collectively, the "Patents");]

         [B. Grantor has adopted, used and is using the trademarks, more particularly described on Schedules 1-A and 1-B annexed hereto as part hereof, which trademarks are registered or subject to an application for registration in the United States Patent and Trademark Office (collectively, the "Trademarks");]

         [B. Grantor owns the copyrights registered in the United States Copyright Office, more particularly described on Schedule 1-A annexed hereto as part hereof (collectively, the "Copyrights");]

         C. Grantor has entered into a Security Agreement dated the date hereof (the "Security Agreement") in favor of Secured Party; and

         [D. Pursuant to the Security Agreement, Grantor has granted to Secured Party a security interest in all right, title and interest of Grantor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations, as defined in the Security Agreement;

         [D. Pursuant to the Security Agreement, Grantor has granted to Secured Party a security interest in all right, title and interest of Grantor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the customer lists and records related to the Trademarks and the applications and registrations thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of the Obligations, as defined in the Security Agreement;]

         [D. Pursuant to the Security Agreement, Grantor has granted to Secured Party a security interest in all right, title and interest of Grantor in and to the Copyrights and the registrations thereof, together with any renewals or extensions thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Copyrights (the "Collateral"), to secure the prompt payment, performance and observance of the Obligations, as defined in the Security Agreement;]


         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby further grant to Secured Party a security interest in the Collateral to secure the prompt payment, performance and observance of the Obligations.

Grantor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

         Secured Party's address is:                 BARCLAYS BANK PLC
                                                     222 Broadway
                                                     New York, NY  10038

IN WITNESS WHEREOF, Grantor has caused this instrument to be executed as of the day and year first above written.


[GRANTOR]



         By:

         Name:
              ---------------------------------------

Title:
      --------------------------------------


STATE OF NEVADA                     )
                                            )
COUNTY OF                           )
          --------------------------

         On _______________________________ __________, 199___ before me,
_________________________, personally appeared , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in her/her/their authorized capacity(ies), and that by his/her/their signature(s) on such instrument the person or entity on behalf of which the person(s) acted executed the instrument.

              WITNESS my hand and official seal.




              Signature                                                 (Seal)
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